As filed with the Securities and Exchange Commission on August 2, 1999.


                                                     1933 Act File No. 2-91069
                                                     1940 Act File No. 811-4019

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                          Pre-Effective Amendment No.__
                        Post-Effective Amendment No. 27


                                      and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 28

                             USAA INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                9800 FREDERICKSBURG ROAD, SAN ANTONIO, TX 78288
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code (210) 498-0600

                          Michael D. Wagner, Secretary
                             USAA INVESTMENT TRUST
                            9800 Fredericksburg Road
                           SAN ANTONIO, TX 78288-0227
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485


___    immediately  upon filing pursuant to paragraph (b)
___    on (date) pursuant to paragraph (b)
___    60 days after filing pursuant to paragraph (a)(1)
_X_    on (October 1, 1999)  pursuant to paragraph  (a)(1)
___    75 days after filing pursuant to paragraph (a)(2)
___    on (date) pursuant to paragraph (a)(2)


If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                        Exhibit Index on Pages 108 - 110
                                                              Page 1 of 205

                             USAA INVESTMENT TRUST

                             CROSS REFERENCE SHEET

                                     PART A
                                     ------

FORM N-1A ITEM NO.                         SECTION IN PROSPECTUS

1.  Front and Back Cover Pages............ Same

2.  Risk/Return Summary: Investments,
    Risks, and Performance................ What is the Fund's Investment
                                            Objective and Main Strategy?
                                           Main Risks of Investing in This Fund
                                           Could the Value of Your Investment
                                            In This Fund Fluctuate?

3.  Risk/Return Summary: Fee Table ....... Fees and Expenses

4.  Investment Objectives, Principal
     Investment Strategies, and
     Related Risks........................ What is the Fund's Investment
                                            Objective and Main Strategy?
                                           Fund Investments

5.  Management's Discussion
     of Fund Performance.................. Not Applicable

6.  Management, Organization, and
     Capital Structure.................... Fund Management

7.  Shareholder Information .............. How to Invest
                                           Important Information About
                                            Purchases and Redemptions
                                           Exchanges
                                           Shareholder Information

8.  Distribution Arrangements............. Not Applicable

9.  Financial Highlights Information...... Financial Highlights

                             USAA INVESTMENT TRUST

                             CROSS REFERENCE SHEET

                                     PART B
                                     ------

FORM N-1A ITEM NO.                         SECTION IN STATEMENT OF ADDITIONAL
                                           INFORMATION

10. Cover Page and Table of Contents...... Same

11. Fund History.......................... Description of Shares

12. Description of the Fund and Its
     Investments and Risks................ Investment Policies
                                           Special Risk Considerations
                                           Investment Restrictions
                                           Portfolio Transactions

13. Management of the Fund................ Trustees and Officers of the Trust

14. Control Persons and
     Principal Holders
     of Securities........................ Trustees and Officers of the Trust

15. Investment Advisory and
     Other Services....................... Trustees and Officers of the Trust
                                           The Trust's Manager
                                           General Information
16. Brokerage Allocation and
     Other Practices...................... Portfolio Transactions

17. Capital Stock and Other
     Securities........................... Description of Shares

18. Purchase, Redemption, and
     Pricing of Shares.................... Valuation of Securities
                                           Conditions of Purchase and Redemption
                                           Additional Information Regarding
                                            Redemption of Shares
                                           Investment Plans

19. Taxation of the Fund.................. Tax Considerations

20. Underwriters.......................... The Trust's Manager

21. Calculation of Performance Data....... Calculation of Performance Data

22. Financial Statements.................. Cover Page

                                     Part A


                              Prospectuses for the


                Cornerstone Strategy and Growth Strategy Funds


                              are included herein

   Not included in this Post-Effective Amendment are the Prospectuses for the
          Income Strategy, Growth and Tax Strategy, Balanced Strategy,
         Emerging Markets, Gold, International, and World Growth Funds,
                   GNMA Trust and Treasury Money Market Trust

                                     Part A


                               Prospectus for the

                           Cornerstone Strategy Fund

                               is included herein

                                USAA CORNERSTONE
                                 STRATEGY FUND

                                   PROSPECTUS
                                OCTOBER 1, 1999

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE CONTENTS

What is the Fund's Investment Objective and Main Strategy?...............  2
Main Risks of Investing in This Fund.....................................  2
Is This Fund for You?....................................................  3
Could the Value of Your Investment in This Fund Fluctuate?...............  3
Fees and Expenses........................................................  5
Fund Investments.........................................................  6
Fund Management.......................................................... 12
Using Mutual Funds in an Asset Allocation Program........................ 14
How to Invest............................................................ 16
Important Information About Purchases and Redemptions.................... 19
Exchanges................................................................ 20
Shareholder Information.................................................. 21
Financial Highlights..................................................... 24
Appendix A .............................................................. 25
Appendix B .............................................................. 27

USAA Investment Management Company manages this Fund. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY?

The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital. Using pre-set target ranges, we will invest the Fund's assets mostly in stocks (divided into the categories of U.S., international, real estate, and gold) and to a much lesser extent in U.S. Government securities.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 6 for more information.

MAIN RISKS OF INVESTING IN THIS FUND

The primary risks of investing in this Fund are market risk, interest rate risk, and the unique risks of investing in foreign stocks, real estate investment trusts (REITs), and gold mining companies.

* MARKET RISK involves the possibility that the Fund's investments in stocks will decline in a down stock market, reducing the value of the company's stock, regardless of the success or failure of the company's operations.

* INTEREST RATE RISK involves the possibility that the value of the Fund's investments in U.S. Government securities will fluctuate because of changes in interest rates.

    IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

    IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

* FOREIGN INVESTING RISK involves the possibility that the Fund's investments in foreign stock will decrease because of currency exchange rate fluctuations, increased price volatility, uncertain political conditions, and other factors.

* REIT RISK involves the possibility that the Fund's investments in REITs will decrease because of a decline in real estate values.

* GOLD MINING RISK involves the risk that the value of the Fund's investments in gold mining securities will decrease because of a decrease in the value of gold.

Another risk of the Fund described later in the Prospectus is rebalancing risk. As with other mutual funds, losing money is also a risk of investing in this Fund.

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[CAUTION LIGHT]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks you will face as a Fund shareholder.

IS THIS FUND FOR YOU?

This Fund might be appropriate as part of your investment portfolio if . . .

  * You are seeking a fund that will diversify your holdings among a wide variety of investment categories.
  * You are willing to accept moderate risk.
  * You are willing to take some exposure to the stock market.
  * You are seeking an appropriate investment for an IRA, through a 401(k) plan or 403(b) plan, or other tax-sheltered account.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

  * You need steady income.
  * You are unwilling to take greater risk for long-term goals.
  * You need an investment that provides tax free income.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

The bar chart shown on the next page illustrates the Fund's volatility and performance from year to year for the past ten years.

Total Return

All mutual funds must use the same formula to calculate total return.
[SIDE BAR]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

[BAR CHART]
               CALENDAR YEAR            TOTAL RETURN
                    1989                     21.94
                    1990                     -9.20
                    1991                     16.23
                    1992                      6.35
                    1993                     23.73
                    1994                     -1.05
                    1995                     18.40
                    1996                     17.87
                    1997                     15.64
                    1998                      2.01

     THE FUND'S TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, WAS 5.39%.

During the periods shown in the bar chart, the highest total return for a quarter was 10.06% (quarter ending March 31, 1993) and the lowest total return for a quarter was -10.72% (quarter ending September 30, 1998).

The table below shows how the Fund's average annual returns for the one-, five-, and ten-year periods as well as the life of the Fund compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
Average Annual Total Returns
(for the periods ending         Past      Past       Past      Life of
December 31, 1998)              1 year    5 Years    10 Years    Fund
-------------------------------------------------------------------------------
  Cornerstone Strategy Fund      2.01%    10.25%     10.68%     12.18%
-------------------------------------------------------------------------------
  S&P 500 Index*                28.60%    24.05%     19.19%     18.80%
===============================================================================

  *THE  S&P  500  INDEX  IS  A  BROAD-BASED   COMPOSITE  UNMANAGED  INDEX  THAT
   REPRESENTS THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS.

[SIDE BAR]
                                  TOUCHLINE(R)
                                1-800-831-8777
                                     PRESS
                                       1
                                     THEN
                                       1
                                     THEN
                                    5, 1, #

Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. For the most current price and return information for this Fund, you may call USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices and returns. Then, press 51# when asked for the Fund Code.

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "CrnstStr." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "USCRX."

[SIDE BAR]
                                   NEWSPAPER
                                     SYMBOL
                                    CrnsStr

                                     TICKER
                                     SYMBOL
                                     USCRX

FEES AND EXPENSES

This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

Shareholder Transaction Expenses -- (Direct Costs)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- (Indirect Costs)

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures below show actual expenses during the past fiscal year ended May 31, 1999, and are calculated as a percentage of average net assets.

[SIDE BAR]
     12b-1 FEES-SOME MUTUAL FUNDS CHANGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.

===============================================================================
             Management Fees                         .75%
             Distribution (12b-1) Fees               None
             Other Expenses                          .30%
                                                    -----
             Total Annual Fund Operating Expenses   1.05%
                                                    =====
===============================================================================

Example of Effect of the Fund's Operating Expenses

This example provides you a comparison of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming
(1) 5% annual return,  (2) the Fund's  operating  expenses remain the same, and
(3) you redeem all of your shares at the end of the periods shown.

===============================================================================
                     1 year..............$   107
                     3 years.............    334
                     5 years.............    579
                    10 years.............  1,283
===============================================================================

FUND INVESTMENTS

Principal Investment Strategies and Risks

Q    What is the Fund's principal investment strategy?

A The Fund's principal investment strategy is to provide a diversified investment program within one mutual fund by allocating the Fund's assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

[BAR CHART]

     INVESTMENT CATEGORY                PERCENTAGE TARGET RANGE OF NET ASSETS

     U.S. STOCKS                                  25-55%
     INTERNATIONAL STOCKS                         25-35%
     U.S. GOVERNMENT SECURITIES                   15-30%
     REAL ESTATE SECURITIES                        5-20%
     GOLD SECURITIES                               0-10%

The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges upon 60 days' prior written notice to shareholders. However, we may go outside the ranges on a temporary defensive basis without shareholder notification whenever we believe it is in the best interest of the Fund and its shareholders.

Q    Why are stocks and bonds mixed in the same Fund?

A From time to time the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

Q    How are the investment categories and target ranges selected?

A The investment categories and the target ranges were selected to provide investors with a diversified investment in a single mutual fund. The U.S. Stocks category was selected to provide appreciation.

     The International Stocks category was selected to provide the potential for appreciation during periods of adverse economic and market conditions in the United States. The U.S. Government Securities category was selected to provide safety of principal in periods of deflation. The Real Estate and Gold Securities categories were selected to provide a positive total return during inflationary periods.

     However, as a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade, short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

Q What actions are taken to keep the Fund's asset allocations within the target ranges?

A If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio. In general, we will rebalance the portfolio at least once during each quarter. In rebalancing the Fund's portfolio, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 45% in the U.S. Stocks category, 25% in the International Stocks category, 15% in the U.S. Government Securities category, 10% in the Real Estate Securities category, and 5% in the Gold Securities category. During the quarter, a strong stock market coupled with weak real estate and gold markets could leave the portfolio with 57% in the U.S. Stocks category, 25% in the International Stocks category, 15% in the U.S. Government Securities category, 3% in the Real Estate Securities category, and 0% in the Gold Securities category. In this case, we would sell U.S. Stocks and could use the proceeds to buy more real estate securities in order to bring the U.S. Stocks and the Real Estate Securities back to within their target ranges.

[CAUTION LIGHT]
REBALANCING RISKS. In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

U.S. Stocks

Q    What types of U.S. Stocks will be included in the Fund's portfolio?

A The Fund's portfolio will consist of a blend of growth and value stocks of companies organized under the laws of a state or territory of the United States.

[CAUTION LIGHT]
MARKET RISK. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stocks tend to go up and down more than bonds.

Q    How are the decisions to buy and sell U.S. Stocks made?

A    The factors we evaluate to select stocks include:

     * company's competitive position,
     * management's  abilities,
     * company's growth prospects,
     * company's financial position,
     * above factors relative to the stock's current price.

     The process of selling a stock begins when one or more of these factors changes for the worse.

International Stocks

Q    What role do International Stocks play in the Fund's portfolio?

A From time to time, the U.S. and foreign stock markets may fluctuate independently of each other. In other words, a decline in one market may, in certain circumstances, be offset by a rise in the other market. In addition, foreign equity markets may provide attractive returns not otherwise available in the U.S. markets.

Q    What is considered to be a "foreign company?"

A A foreign company is one organized under the laws of a foreign country, and it must also have one of the following additional characteristics:

     * the principal trading market for the stock is in a foreign country;
     * at least 50% of its revenues or profits are derived from operations within foreign countries; or
     * at least 50% of its assets are located within foreign countries.
[SIDE BAR]
     ADR-FOREIGN SHARES HELD BY A U.S. BANK THAT ISSUES A RECEIPT EVIDENCING OWNERSHIP. DIVIDENDS ARE PAID IN U.S. DOLLARS.

     GDR-FOREIGN SHARES HELD BY A U.S. OR FOREIGN BANK THAT ISSUES A RECEIPT EVIDENCING OWNERSHIP. DIVIDENDS ARE PAID IN U.S. DOLLARS.

[CAUTION LIGHT]
FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; and difficulties in obtaining legal judgments. Two forms of foreign investing risk are emerging markets risk and political risk.

* EMERGING MARKETS RISK. Investments in countries that are in the initial stages of their industrial cycle involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

* POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

Q    How are the decisions to buy and sell International Stocks made?

A We review countries and regions for economic and political stability as well as future prospects. Then we research individual companies looking for favorable valuations, growth prospects, quality of management, and industry outlook. Securities are sold if we believe they are overvalued or if the economic or political outlook significantly deteriorates.

U.S. Government Securities

Q    What role do U.S. Government Securities play in the Fund's portfolio?

A The U.S. Government Securities investment category is intended to provide both liquidity and interest income with limited credit risk.

[CAUTION LIGHT]
INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Q What types of U.S. Government Securities are included in the Fund's portfolio?

A The U.S. Government Securities in the Fund's portfolio will consist of securities, without specific maturity requirements or limits, issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, or instrumentalities. Examples of these securities are U.S. Treasury bills, notes and bonds, and securities issued by the Federal Farm Credit Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Government National Mortgage Association.

     Additionally, the Fund may invest the Fund's assets in repurchase agreements collateralized by securities of the U.S. Government or by its agencies or instrumentalities.

Q    How are the decisions to buy and sell U.S. Government Securities made?

A We search for securities which represent value at the time given current market conditions. Since credit quality is not an issue with Government Securities, we determine value by weighing current return with risk of principal due to potential changes in interest rates. Generally speaking, the longer the maturity of a bond, the greater the value will change with changes in interest rates, either up or down. We will sell securities as needed to provide liquidity for the Fund or to change the potential return characteristics of this investment category.

Real Estate Securities

Q    What role do Real Estate Securities play in the Fund's portfolio?

A We believe that diversified investments linked to real estate are a good hedge during an inflationary environment.

Q    What types of real estate securities are included in the Fund's portfolio?

A Investments in this category will consist primarily of common stocks of real estate investment trusts (REITs) and U.S. companies that operate as real estate corporations or which have a significant portion of their assets in real estate. We will evaluate the nature of a company's real estate holdings to determine whether the Fund's investment in the company's common stock will be included in this category. In addition, we may also invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. The Fund will not acquire any direct ownership of real estate.

[CAUTION LIGHT]
REITS. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

Q    How are the decisions to buy and sell Real Estate Securities made?

A We look for well-managed and prudently financed companies that own high quality properties, have the potential to grow per share cash flow at an above average rate, and that sell at reasonable valuation levels. We will sell these securities when they no longer meet these criteria.

Gold Securities

Q    What role do Gold Securities play in the Fund's portfolio?

A Gold Securities have been selected for their perceived potential to increase in value during inflationary periods.

Q    What types of gold securities are included in the Fund's portfolio?

A We will invest at least 80% of the Fund's assets devoted to this category in equity securities of companies principally engaged in gold exploration, mining, or processing. The remaining investments in this category will consist of equity securities of companies similarly engaged in other precious metals and minerals. These securities may consist of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

[CAUTION LIGHT]
GOLD MINING RISK. Gold mining securities involve additional risk because of gold's price volatility and the increased impact such volatility has on the profitability of gold mining companies. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of gold mining securities to an investor's portfolio may reduce overall fluctuations in portfolio value.

Q    How are the decisions to buy and sell Gold Securities made?

A We look for well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at reasonable valuations on a risk-adjusted basis. We will sell these securities when they no longer meet these criteria.

For additional information about other securities in which we may invest the Fund's assets, see APPENDIX A on page 25.

FUND MANAGEMENT

USAA Investment Management Company serves as the manager and distributor of this Fund. We are an affiliate of United Services Automobile Association
(USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $___ billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Fund pursuant to an Advisory Agreement. We are responsible for managing the Fund's portfolio (including placement of brokerage orders) and its business affairs, subject to the authority of and supervision by the Fund's Board of Trustees. For our services, the Fund pays us an annual fee. The fee is computed at three-fourths of one percent (.75%) of average net assets for the fiscal year ended May 31, 1999. We also provide services related to selling the Fund's shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Fund, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Fund and us.

Portfolio Transactions

USAA Brokerage Services, our discount brokerage service, may execute purchases and sales of equity securities for the Fund's portfolio. The Fund's Board of Trustees has adopted procedures to ensure that any commissions paid to USAA Brokerage Services are reasonable and fair.

Portfolio Managers

U.S. STOCKS

[PHOTOGRAPH]
R. DAVID ULLOM

R. David Ullom, Assistant Vice President of Equity Investments, is the Fund's asset allocation manager and has managed the U.S. Stocks investment category since August 1998. He has 24 years investment management experience and has worked for us for 13 years. Mr. Ullom earned the Chartered Financial Analyst
(CFA) designation in 1980 and is a member of the Association for Investment Management and Research (AIMR) and the San Antonio Financial Analysts Society, Inc. (SAFAS). He holds an MBA from Washington University, Missouri, and a BS from Oklahoma State University.

INTERNATIONAL STOCKS

[PHOTOGRAPH]
FROM L TO R:  ALBERT C. SEBASTIAN, DAVID G. PEEBLES, AND W. TRAVIS SELMIER II

David G. Peebles, Senior Vice President of Equity Investments, has managed or co-managed the International Stocks investment category since December 1994. He has 33 years investment management experience and has worked for us for 15 years. Mr. Peebles earned the CFA designation in 1971 and is a member of AIMR, SAFAS, and the International Society of Financial Analysts (ISFA). He holds an MBA and BS from Texas Christian University.

Albert C. Sebastian, Assistant Vice President of Equity Investments, has co-managed the International Stocks investment category since October 1996. He has 15 years investment management experience and has worked for us for eight years. Mr. Sebastian earned the CFA designation in 1989 and is a member of AIMR, SAFAS, and ISFA. He holds an MBA from the University of Michigan and a BA from Holy Cross College, Massachusetts.

W. Travis Selmier, II, Assistant Vice President of Equity Investments, has co-managed the International Stocks investment category since October 1996. He has 12 years investment management experience and has worked for us for eight years. Mr. Selmier earned the CFA designation in 1990 and is a member of AIMR, SAFAS, and ISFA. He holds an MBA from Indiana University, a Certificate of Proficiency from Sophia University Japanese Language Institute, Japan, and a BA from the University of California at Santa Barbara.

U.S. GOVERNMENT SECURITIES

[PHOTOGRAPH]
JOHN. W. SAUNDERS, JR.

John W. Saunders, Jr., Senior Vice President of Fixed Income Investments, has managed the U.S. Government Securities investment category since October 1985. He has 30 years investment management experience and has worked for us for 29 years. Mr. Saunders earned the CFA designation in 1976 and is a member of AIMR and SAFAS. He holds a BS from Portland State University, Oregon.

GOLD AND REAL ESTATE SECURITIES

[PHOTOGRAPH]
MARK W. JOHNSON

Mark W. Johnson, Assistant Vice President of Equity Investments, has managed the Gold Securities and Real Estate Securities investment categories since January 1994. He has 25 years investment management experience and has worked for us for 11 years. Mr. Johnson earned the CFA designation in 1978 and is a member of AIMR and SAFAS. He holds an MBA and a BBA from the University of Michigan.

USING MUTUAL FUNDS IN AN ASSET ALLOCATION PROGRAM

I. The Idea Behind Asset Allocation

If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way bad news for one security may be counterbalanced by good news regarding other securities. But there is still a question of risk here. History tells us that stocks are generally more volatile than bonds and that long-term bonds are generally more volatile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher returns than investments that carry lower risks. From these observations comes the idea of asset allocation.

Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets significantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return.

Asset allocation can work because different kinds of investments generally follow different up-and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

II. Using Asset Allocation in an Investment Program

Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's much more of an active process. You must evaluate your lifestyle, finances, circumstances, long- and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly since your objectives will change over time. Even though we do not charge sales loads or commissions, our member service representatives are always available to assist you in structuring and reviewing your investment portfolio.

III. USAA's Series of Asset Strategy Funds

USAA's series of asset allocation funds, our Asset Strategy Funds, are designed for the long-term investor and are in line with our investment philosophy for investors, specifically "buy and hold for the long-term," and "don't try to time the market." As shown on the next page, each of USAA's Asset Strategy Funds has its own different mix of assets and objectives.

===============================================================================
Fund                     Investment Objective               Invests in
-------------------------------------------------------------------------------

Income                   Seek high current return, with      bonds and stocks
Strategy                 reduced risk over time, through
Fund                     an asset allocation strategy that
                         emphasizes income and gives
                         secondary emphasis to long-term
                         growth of capital

Growth and               Seek a conservative balance         tax-exempt bonds
Tax Strategy             between income, the majority of     and blue chips
Fund                     which is tax-exempt, and the        stocks
                         potential for long-term growth of
                         capital to preserve purchasing
                         power

Balanced                 Seek high total return, with        stocks and bonds
Strategy                 reduced risk over time, through an
Fund                     asset allocation strategy that seeks
                         a combination of long-term growth
                         a capital and current income

Cornerstone              Achieve a positive inflation-       U.S. stocks,
Strategy                 adjusted rate of return and a       International
Fund                     reasonably stable value of Fund     stocks, government
                         shares, thereby preserving          securities, real
                         purchasing power of shareholders'   estate securities,
                         capital                             and gold securities

Growth                   Seek high total return, with        small and large cap
Strategy                 reduced risk over time, through     stocks, bonds and
Fund                     an asset allocation strategy that   international
                         emphasizes capital appreciation     stocks
                         and gives secondary emphasis to
                         income

===============================================================================

For more complete information about the other USAA Asset Strategy Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another Fund unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in a Fund. This will avoid a potential four- to six-week delay in the effective date of your purchase. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE
[MONEY GRAPHIC]

* $3,000 [$500 Uniform Gifts/Transfers to Minors Act(UGMA/UTMA) accounts and $250 for IRAs] or no initial investment if you elect to have monthly electronic investments of at least $50 each. We may periodically offer programs that reduce the minimum amounts for monthly electronic investments. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

*    $50

HOW TO PURCHASE

MAIL
[ENVELOPE GRAPHIC]

*    To open an account, send your application and check to:
       USAA Investment Management Company
       9800 Fredericksburg Road
       San Antonio, TX 78288

* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

IN PERSON
[HANDSHAKE GRAPHIC]

* To open an account, bring your application and check to our San Antonio Sales and Service Office at:
       USAA Federal Savings Bank
       10750 Robert F. McDermott Freeway
       San Antonio, TX 78288

BANK WIRE
[WIRE GRAPHIC]

* To open or add to your account, instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
       State Street Bank and Trust Company
       Boston, MA 02101
       ABA#011000028
       Attn: USAA Cornerstone Strategy Fund
       USAA Account Number: 69384998
       Shareholder(s) Name(s) _________________________________________
       Shareholder(s) Mutual Fund Account Number ______________________

ELECTRONIC FUNDS TRANSFER
[CALENDAR GRAPHIC]

* Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448
[TELEPHONE GRAPHIC]

* If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on your cost basis in the shares and the price received upon redemption.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAM, OR TELEPHONE
[FAX MACHINE]

*    Send your written instructions to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288
* Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
*    Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) social security number/tax identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services
[INVESTOR'S GUIDE GRAPHIC]

Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to assist you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Fund Rights

The Fund reserves the right to:

*  reject  purchase or exchange  orders when in the best interest of the Fund;

* limit or discontinue the offering of shares of the Fund without notice to the shareholders;

* require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

* redeem an account with less than $900, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares and the price received upon exchange.

The Fund has undertaken certain procedures regarding telephone transactions as described on page 19.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation
[SIDE BAR]
                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, we determine that a particular event would materially affect the Fund's NAV, then we, under the general supervision of the Board of Trustees, will use all relevant, available information to determine a fair value for the affected portfolio securities.

Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.

Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Board of Trustees. Securities that cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Trustees.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's Statement of Additional Information.

Dividends and Distributions

The Fund pays net investment income dividends yearly. Any net capital gain distribution usually occurs within 60 days of the May 31 fiscal year end, which would be somewhere around the end of July. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Although in effect this would be a return of capital, some or all of these dividends and distributions are subject to taxes.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Fund. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

Regardless of the length of time you have held Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares.

WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

*  fails to  furnish  the Fund  with a  correct  tax  identification  number,
*  underreports  dividend or interest income, or
*  fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Fund's transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - The Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes.

Year 2000

Like other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund, its service providers, or companies in which the Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we are confident that our critical systems are essentially prepared for the Year 2000. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid ill effects upon our shareholders.


We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent  the  rate  that an  investor  would  have  earned  (or  lost)  on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.


                                        Year Ended May 31,

                         ----------------------------------------------------------------
                              1999          1998           1997        1996       1995
                         ----------------------------------------------------------------
Net asset value at
  beginning of period    $    29.89    $    27.96    $    25.47   $   22.63   $    23.24
Net investment income           .88           .77           .74         .73          .68
Net realized and
  unrealized gain (loss)      (1.14)         3.78          3.37        3.18          .67
Distributions from net
  investment income            (.81)         (.72)        (.78)        (.74)        (.58)
Distributions of realized
  capital gains               (1.53)        (1.90)        (.84)        (.33)       (1.38)
                        -----------------------------------------------------------------
Net asset value at
  end of period          $    27.29    $    29.89     $    27.96  $   25.47   $    22.63
                        =================================================================
Total return (%)*              (.74)        17.15          16.94      17.79         6.43
Net assets at end of
  period (000)           $1,257,817    $1,500,258     $1,263,355  $1,035,844  $  874,587
Ratio of expenses to
  average net assets (%)       1.05          1.01           1.06       1.15         1.13
Ratio of net investment
  income to average net
  assets (%)                   3.12          2.64           2.88       3.06         3.16
Portfolio turnover (%)        46.27         32.73          35.14      36.15        33.17
----------------------

* Assumes reinvestment of all dividend income and capital gain distributions during the period.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST THE FUND'S ASSETS:

FORWARD CURRENCY CONTRACTS

The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract. The Fund may only enter into forward currency contracts. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it desires to "lock in" the U.S. dollar price of the security until settlement.

REPURCHASE AGREEMENTS

We may invest the Fund's assets in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

WHEN-ISSUED SECURITIES

We may invest the Fund's assets in new issues of debt securities offered on a when-issued basis.

* Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.
*    The Fund does not earn interest on the securities until settlement, and the
     market  value of  the  securities  may  fluctuate   between  purchase  and
     settlement.
*    Such securities can be sold before settlement date.

VARIABLE RATE SECURITIES

We may invest the Fund's assets in securities that bear interest at rates which are adjusted periodically to market rates.

* These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

* Because the interest rates of variable rate securities are periodically adjusted to reflect current market rates, their market value is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

* The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

CONVERTIBLE SECURITIES

Within the Real Estate and Gold Securities categories, we may invest the Fund's assets in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

ILLIQUID SECURITIES

We may invest up to 15% of the Fund's net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

                                  APPENDIX B

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a Prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.
-----------------------------------------------
    FUND TYPE/NAME              VOLATILITY
-----------------------------------------------
  CAPITAL APPRECIATION
-----------------------------------------------
  Aggressive Growth            Very high
  Emerging Markets             Very high
  First Start Growth           Moderate to high
  Gold                         Very high
  Growth                       Moderate to high
  Growth & Income              Moderate
  International                Moderate to high
  S&P 500 Index                Moderate
  Science & Technology         Very high
  Small Cap Stock              Very high
  World Growth                 Moderate to high
-----------------------------------------------
  ASSET ALLOCATION
-----------------------------------------------
  Balanced Strategy            Moderate
  Cornerstone Strategy         Moderate
  Growth and Tax Strategy      Moderate
  Growth Strategy              Moderate to high
  Income Strategy              Low to moderate
-----------------------------------------------
  INCOME- TAXABLE
-----------------------------------------------
  GNMA                         Low to moderate
  High-Yield Opportunities     High
  Income                       Moderate
  Income Stock                 Moderate
  Intermediate-Term Bond       Low to moderate
  Short-Term Bond              Low
------------------------------------------------
  INCOME - TAX EXEMPT
------------------------------------------------
  Long-Term                    Moderate
  Intermediate-Term            Low to moderate
  Short-Term                   Low
  State Bond/Income            Moderate
------------------------------------------------
  MONEY MARKET
------------------------------------------------
  Money Market                 Very low
  Tax Exempt Money Market      Very low
  Treasury Money Market Trust  Very low
  State Money Market           Very low
------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's Statement of Additional Information (SAI), Annual or Semiannual Report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

            ----------------------------------------------------------
               Transfer Agent                         Custodian
    USAA Shareholder Account Services State    Street Bank and Trust Company
           9800 Fredericksburg Road                 P.O. Box 1713
          San Antonio, Texas 78288             Boston, Massachusetts 02105
            ----------------------------------------------------------

                           Telephone Assistance Hours
                         Call toll free - Central Time
                     Monday - Friday 7:00 a.m. to 9:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.

         ---------------------------------------------------------

                   For Additional Information on Mutual Funds
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges, or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
            ---------------------------------------------------------
                       Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
            ---------------------------------------------------------

                        Mutual Fund TouchLine(R)
                          (from Touchtone phones only)
              For account balance, last transaction, or fund prices
                     1-800-531-8777, (in San Antonio) 498-8777

                   INVESTMENT COMPANY ACT FILE NO. 811-4019

                                     Part A


                               Prospectus for the

                              Growth Strategy Fund

                               is included herein

                                  USAA GROWTH
                                 STRATEGY FUND


                                   PROSPECTUS
                                OCTOBER 1, 1999


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

What is the Fund's Investment Objective and Main Strategy?...............  2
Main Risks of Investing in This Fund.....................................  2
Is This Fund for You?....................................................  3
Could the Value of Your Investment in This Fund Fluctuate?...............  3
Fees and Expenses........................................................  5
Fund Investments.........................................................  6
Fund Management.......................................................... 13
Using Mutual Funds in an Asset Allocation Program........................ 16
How to Invest............................................................ 18
Important Information About Purchases and Redemptions.................... 21
Exchanges................................................................ 21
Shareholder Information.................................................. 22
Financial Highlights..................................................... 25
Appendix A .............................................................. 26
Appendix B .............................................................. 29

USAA Investment Management Company manages this Fund. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY?

The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that emphasizes capital appreciation and gives secondary emphasis to income. Using pre-set target ranges, we will invest the Fund's assets mostly in stocks (divided into the categories of large cap, small cap, and international) and to a lesser extent, bonds and money market instruments.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 6 for more information.

MAIN RISKS OF INVESTING IN THIS FUND

The primary risks of investing in this Fund are market risk, the unique risks of investing in foreign stocks, interest rate risk, and credit risk.

* MARKET RISK involves the possibility that the Fund's investments in stocks will decline in a down stock market, reducing the value of the company's stock, regardless of the success or failure of the company's operations.

* FOREIGN INVESTING RISK involves the possibility that the Fund's investments in foreign stock will decrease because of currency exchange rate fluctuations, increased price volatility, uncertain political conditions, and other factors.

* INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

    IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

    IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

* CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

Other risks of the Fund described later in the Prospectus include rebalancing risks and the risks of investing in REITs. As with other mutual funds, losing money is also a risk of investing in this Fund.

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[CAUTION LIGHT]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks you will face as a Fund shareholder.

IS THIS FUND FOR YOU?

This Fund might be appropriate as part of your investment portfolio if . . .

    * You are seeking a fund that will diversify your holdings among a wide variety of investment categories.
    *  You are willing to accept moderate to high risk.
    *  You are willing to take some exposure to the stock market.
    * You are seeking an appropriate investment for an IRA, through a 401(k) plan or 403(b) plan, or other tax-sheltered account.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

    *  You are unwilling to take greater risk for long-term goals.
    *  You need an investment that provides tax-free income.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

The bar chart shown on the next page illustrates the Fund's volatility and performance from year to year over the life of the Fund.

Total Return

All mutual  funds must use the same  formula to  calculate  total  return.
[SIDE BAR]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.


[BAR CHART]
               CALENDAR YEAR            TOTAL RETURN
                    1996*                    22.13
                    1997                      9.10
                    1998                     14.98

THE FUND'S TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, WAS 8.65%.

During the periods shown in the bar chart, the highest total return for a quarter was 20.93% (quarter ending December 31, 1998) and the lowest total return for a quarter was -14.07% (quarter ending September 30, 1998).

The table below shows how the Fund's average annual returns for the one-year period as well as the life of the Fund compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
  Average Annual Total Returns                      Since Fund's
  (for the periods ending           Past            Inception on
  December 31, 1998)                1 Year          September 1, 1995
-------------------------------------------------------------------------------
  Growth Strategy Fund              14.98%          15.82%
-------------------------------------------------------------------------------
  S&P 500 Index*                    28.60%          28.88%
===============================================================================

  * THE S&P 500 INDEX IS A BROAD-BASED COMPOSITE UNMANAGED INDEX THAT REPRESENTS THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS.

Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. For the most current price and return information for this Fund, you may call USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices and returns. Then, press 49# when asked for the Fund Code.

[SIDE BAR]
                                  TOUCHLINE(R)
                                1-800-531-8777
                                     press
                                       1
                                     then
                                       1
                                    4, 9, #

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "GrStr." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "USGSX."

[SIDE BAR]
                                   NEWSPAPER
                                    SYMBOL
                                     GrStr

                                    Ticker
                                    Symbol
                                     USGSX

FEES AND EXPENSES

This summary shows what it will cost you, directly and indirectly, to invest in this Fund.

Shareholder Transaction Expenses -- (Direct Costs)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- (Indirect Costs)

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures below show actual expenses during the past fiscal year ended May 31, 1999, and are calculated as a percentage of average net assets.

[SIDE BAR]
     12B-1 FEES- SOME MUTUAL FUNDS CHANGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.

===============================================================================
             Management Fees                        .75%
             Distribution (12b-1) Fees              None
             Other Expenses                         .53%
                                                   -----
             Total Annual Fund Operating Expenses  1.28%
                                                   =====
===============================================================================

Example of Effect of the Fund's Operating Expenses

This example provides you a comparison of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming
(1) 5% annual return,  (2) the Fund's  operating  expenses remain the same, and
(3) you redeem all of your shares at the end of the periods shown.

===============================================================================
                    1  year..............$   130
                    3  years.............    406
                    5  years.............    702
                   10  years.............  1,545
===============================================================================

FUND INVESTMENTS

Principal Investment Strategies and Risks

   Q   What is the Fund's principal investment strategy?

   A The Fund's principal investment strategy is to provide a diversified investment program within one mutual fund by allocating the Fund's assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

[BAR CHART]
          INVESTMENT CATEGORY      PERCENTAGE TARGET RANGE OF NET ASSETS

          LARGE CAP STOCKS                        40-75%
          SMALL CAP STOCKS                        10-35%
          INTERNATIONAL STOCKS                    10-30%
          BONDS                                    0-20%
          MONEY MARKET INSTRUMENTS                 0-20%

The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges upon 60 days' prior written notice to shareholders. However, we may go outside the ranges on a temporary defensive basis without shareholder notification whenever we believe it is in the best interest of the Fund and its shareholders.

   Q   Why are stocks and bonds mixed in the same Fund?

   A From time to time the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

   Q   How are the investment categories and target ranges selected?

   A The investment categories and the target ranges were selected to provide investors with a diversified investment in a single mutual fund. Stocks provide the potential for long-term capital growth while bonds provide a high current return. Money market instruments provide a means for temporary investment of cash balances arising in the normal course of business.

       However, as a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade, short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

   Q What actions are taken to keep the Fund's asset allocations within the target ranges?

   A If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio. In general, we will rebalance the portfolio at least once during each quarter. In rebalancing the Fund's portfolio, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 55% in large cap stocks, 15% in small cap stocks, 15% in international stocks, 10% in bonds, and 5% in money market instruments. During the quarter, due to market returns, the Fund's portfolio could hold 45% in large cap stocks, 25% in small cap stocks, 20% in international stocks, 5% in bonds, and 5% in money market instruments. In this case, we would sell small cap stocks and could use the proceeds to buy bonds to bring stocks and bonds back to within their target ranges.

[CAUTION LIGHT]
REBALANCING RISKS. In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

Large Cap Stocks

[SIDE BAR]
     MARKET CAPITALIZATION IS THE TOTAL MARKET VALUE OF A COMPANY'S OUTSTANDING SHARES OF COMMON STOCK.

   Q   What defines Large Cap Stocks?

   A   Large  Cap   Stocks   are  those  of   companies   that  have  a  market
       capitalization larger than the largest market capitalization stock in the S&P SmallCap 600 Index at the time of purchase. As of June 30,

       1999, the largest company in the S&P SmallCap 600 Index had a market capitalization of $2.58 billion. Keep in mind that the market capitalization of the companies listed in the index may change with market conditions and the composition of the index. They may include real estate investment trusts (REITs).

   Q Will the Fund continue to hold such securities if their market capitalization falls below the benchmark?

   A The Fund may continue to hold or purchase more of a security of a company whose market capitalization has declined below the largest market capitalization stock of the S&P SmallCap 600 Index. Ordinarily, we would continue to treat the security as a large cap stock; although we may, in our discretion, reclassify the security as a small cap stock or limit the Fund's holdings in such security if we determine it to be in the best interest of the Fund.

   Q   How are the decisions to buy and sell Large Cap Stocks made?

   A We will invest this category's assets in a diversified group of large cap growth stocks. We consider a number of factors in that decision such as:

       - a company's  strategic position in its industry,
       - sales and earnings growth,
       - cash flow,
       - book value, and
       - dividend yield.

       Stocks are sold when we believe they are overvalued.

Small Cap Stocks

   Q   What defines Small Cap Stocks?

   A   Small  Cap   Stocks   are  those  of   companies   that  have  a  market
       capitalization equal to or lower than that of the largest market capitalization stock in the S&P SmallCap 600 Index at the time of purchase. They may include real estate investment trusts (REITs).

   Q Will the Fund continue to hold these securities if their market capitalization increases above the benchmark?

   A Similar to the Large Cap Stocks category, the Fund may continue to hold or purchase more of a security of a company whose market capitalization has increased above the largest market capitalization stock in the S&P SmallCap 600 Index. Ordinarily, we would continue to treat the security as a small cap stock; although we may, in our discretion, reclassify the security as a large cap stock or limit the Fund's holdings in such security if we determine it to be in the best interest of the Fund.

   Q   Is there a greater risk in investing in smaller companies?

   A Yes. Investing in smaller companies, especially those that have a narrow product line or are traded infrequently, often involves greater risk than investing in established companies with proven track records. These securities may be subject to more price volatility than securities of larger companies.

   Q   How are the decisions to buy and sell Small Cap Stocks made?

   A We tend to invest in small capitalization companies that have rapid sales and earnings growth potential. We seek companies that are well positioned to take advantage of emerging, long-term social and economic trends and have ample financial resources to sustain their growth. We may reduce or sell investments in companies if their market capitalizations grow to the point that they are clearly no longer small capitalization stocks or if their stock prices appreciate excessively in relation to fundamental prospects. Companies will also be sold if they fail to realize their growth potential or if there are more attractive opportunities elsewhere.

International Stocks

   Q   What role do International Stocks play in the Fund's portfolio?

   A From time to time, the U.S. and foreign stock markets may fluctuate independently of each other. In other words, a decline in one market may, in certain circumstances, be offset by a rise in the other market. In addition, foreign equity markets may provide attractive returns not otherwise available in the U.S. markets.

   Q   What is considered to be a "foreign company?"

   A A foreign company is one organized under the laws of a foreign country, and it must also have one of the following additional characteristics:

       - the principal trading market for the stock is in a foreign country; or
       - at least 50% of its revenues or profits are derived from operations within foreign countries; or
       - at least 50% of its assets are located within foreign countries.

[SIDE BAR]
     ADR- FOREIGN SHARES HELD BY A U.S. BANK THAT ISSUES A RECEIPT EVIDENCING OWNERSHIP. DIVIDENDS ARE PAID IN U.S. DOLLARS.

     GDR- FOREIGN SHARES HELD BY A U.S. OR FOREIGN BANK THAT ISSUES A RECEIPT EVIDENCING OWNERSHIP. DIVIDENDS ARE PAID IN U.S. DOLLARS

[CAUTION LIGHT]

FOREIGN INVESTING RISK. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; and difficulties in obtaining legal judgments. Two forms of foreign investing risk are emerging markets risk and political risk.

* EMERGING MARKETS RISK. Investments in countries that are in the initial stages of their industrial cycle involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

* POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

   Q   How are the decisions to buy and sell International Stocks made?

   A We review countries and regions for economic and political stability as well as future prospects. Then we research individual companies looking for favorable valuations, growth prospects, quality of management, and industry outlook. Securities are sold if we believe they are overvalued or if the economic or political outlook significantly deteriorates.

[CAUTION LIGHT]
MARKET RISK. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stocks tend to go up and down more than bonds.

Bonds and Money Market Instruments

   Q   What types of bonds are included in the Fund's portfolio?

   A Bonds must be investment grade at the time of purchase and may include any of the following:

       - obligations of the U.S. Government, its agencies, and instrumentalities;
       - mortgage-backed  securities;
       - asset-backed securities;
       - corporate debt securities, such as notes and bonds;

       - debt securities of real estate investment  trusts;
       - obligations of state and local governments and their agencies and instrumentalities;
       - Eurodollar  obligations;
       - Yankee obligations; and
       - other debt securities.

       Further description of these securities is found in APPENDIX A on page 26.

[CAUTION LIGHT]
INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

   Q   What are considered investment-grade securities?

   A Investment-grade securities include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities, as well as securities rated within the categories listed by the following rating agencies:

===============================================================================
                             LONG-TERM          SHORT-TERM
       RATING AGENCY       DEBT SECURITIES    DEBT SECURITIES
-------------------------------------------------------------------------------
        Moody's Investors                    At least Prime-3 or
         Services, Inc.      At least Baa    MIG 4/VMIG 4
-------------------------------------------------------------------------------
        Standard & Poor's
         Ratings  Group      At least BBB    At least A-3 or SP-2
-------------------------------------------------------------------------------
        Fitch  IBCA,  Inc.   At least BBB    At least F-3
-------------------------------------------------------------------------------
        Duff and Phelps      At least BBB    At least D-3
===============================================================================

       or if unrated by these agencies, we must determine that these securities
       are  of  equivalent   investment  quality.

       You will find a complete description of the above debt ratings in the Fund's Statement of Additional Information.

[CAUTION LIGHT]
CREDIT RISK. The bonds in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed income instrument such as a bond or repurchase agreement will fail to make timely payments of interest or principal. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated, investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

   Q What happens if the rating of a security is downgraded below investment grade?

   A We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Board of Trustees.

   Q   How are the decisions to buy and sell Bonds made?

   A We buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement security is available.

   Q What types of money market instruments are included in the Fund's portfolio?

   A The money market instruments included in the Fund's portfolio will consist of investment-grade, U.S. dollar denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include any of the following:

       - obligations of the U.S. Government, its agencies, and instrumentalities;
       - repurchase agreements collateralized by the same;
       - commercial  paper  or  other  short-term  corporate  obligations;
       - certificates of deposit;
       - bankers'  acceptances; and
       - other suitable obligations.

For additional information about other securities in which we may invest the Fund's assets, see APPENDIX A on page 26.

FUND MANAGEMENT

USAA Investment Management Company serves as the manager and distributor of this Fund. We are an affiliate of United Services Automobile Association
(USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $__ billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Fund pursuant to an Advisory Agreement. We are responsible for managing the Fund's portfolio (including placement of brokerage orders) and its business affairs, subject to the authority of and supervision by the Fund's Board of Trustees. For our services, the Fund pays us an annual fee. This fee was computed and paid at three-fourths of one percent (.75%) of average net assets for the fiscal year ended May 31, 1999. We also provide services related to selling the Fund's shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Fund, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Fund and us.

Portfolio Transactions

USAA Brokerage Services, our discount brokerage service, may execute purchases and sales of equity securities for the Fund's portfolio. The Fund's Board of Trustees has adopted procedures to ensure that any commissions paid to USAA Brokerage Services are reasonable and fair.

Portfolio Managers
[PHOTOGRAPH]
SEATED L TO R:   DAVID G.  PEEBLES, W. TRAVIS  SELMIER, II,  DAVID G.  PARSONS,
STANDING L TO R: JOHN K CABELL, JR., PAUL H. LUNDMARK, PAMELA  K. BLEDSOE, ERIC
M. EFRON, AND ALBERT C. SEBASTIAN.

LARGE CAP STOCKS

David G. Parsons, Assistant Vice President of Equity Investments, is the asset allocation manager of the Fund and has managed the Large Cap Stocks investment category since September 1995. He has 16 years investment management experience working for us. Mr. Parsons earned the Chartered Financial Analyst (CFA) designation in 1986 and is a member of the Association for Investment Management and Research (AIMR) and the San Antonio Financial Analysts Society, Inc. (SAFAS). He holds an MBA from the University of Texas, an MA from Southern Illinois University, and a BA from Austin College, Texas.

SMALL  CAP  STOCKS

John K. Cabell, Jr. and Eric M. Efron, Assistant Vice Presidents of Equity Investments, have managed the Small Cap Stocks investment category since September 1995.

Mr. Cabell has 21 years investment management experience and has worked for us for ten years. Mr. Cabell earned the CFA designation in 1982 and is a member of AIMR and SAFAS. He holds an MA and a BS from the University of Alabama.

Mr. Efron has 24 years investment management experience and has worked for us for seven years. Mr. Efron earned the CFA designation in 1983 and is also a member of AIMR and SAFAS. He holds an MBA from New York University, an MA from the University of Michigan, and a BA from Oberlin College, Ohio.

INTERNATIONAL STOCKS

Albert C. Sebastian, Assistant Vice President of Equity Investments, has managed and co-managed the International Stocks investment category since September 1995. He has 15 years investment management experience and has worked for us for eight years. Mr. Sebastian earned the CFA designation in 1989 and is a member of AIMR, SAFAS, and the International Society of Financial Analysts
(ISFA). He holds an MBA from the University of Michigan and a BA from Holy Cross College, Massachusetts.

David G. Peebles, Vice President of Equity Investments, has co-managed the International Stocks investment category since October 1996. He has 33 years investment management experience and has worked for us for 15 years. Mr. Peebles earned the CFA designation in 1971 and is a member of AIMR, SAFAS, and ISFA. He holds an MBA and a BS from Texas Christian University.

W. Travis Selmier, II, Assistant Vice President of Equity Investments, has co-managed the International Stocks investment category since October 1996. He has 12 years investment management experience and has worked for us for eight years. Mr. Selmier earned the CFA designation in 1990 and is a member of AIMR, SAFAS, and ISFA. He holds an MBA from Indiana University, a Certificate of Proficiency from Sophia University Japanese Language Institute, Japan, and a BA from the University of California at Santa Barbara.

BONDS

Paul H. Lundmark, Assistant Vice President of Fixed Income Investments, has managed the Bonds investment category since September 1995. He has 13 years investment management experience and has worked for us for seven years. Mr. Lundmark earned the CFA designation in 1989 and is a member of AIMR and SAFAS. He holds an MBA and BSB from the University of Minnesota.

MONEY MARKET INSTRUMENTS

Pamela K. Bledsoe, Assistant Vice President of Money Market Funds, has managed the Money Market Instruments investment category since May 1996. She has 11 years investment management experience and has worked for us for eight years. Ms. Bledsoe earned the CFA designation in 1992 and is a member of AIMR and SAFAS. She holds an MBA from Texas Christian University and a BS from Louisiana Tech University.

USING MUTUAL FUNDS IN AN ASSET ALLOCATION PROGRAM

I. The Idea Behind Asset Allocation

If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way bad news for one security may be counterbalanced by good news regarding other securities. But there is still a question of risk here. History tells us that stocks are generally more volatile than bonds and that long-term bonds are generally more volatile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher returns than investments that carry lower risks. From these observations comes the idea of asset allocation.

Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets significantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return.

Asset allocation can work because different kinds of investments generally follow different up-and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

II. Using Asset Allocation in an Investment Program

Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's much more of an active process. You must evaluate your lifestyle, finances, circumstances, long- and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly since your objectives will change over time. Even though we do not charge sales loads or commissions, our member service representatives are always available to assist you in structuring and reviewing your investment portfolio.

III. USAA's Series of Asset Strategy Funds

USAA's series of asset allocation funds, our Asset Strategy Funds, are designed for the long-term investor and are in line with our investment philosophy for investors, specifically "buy and hold for the long-term," and "don't try to time the market." As shown below, each of USAA's Asset Strategy Funds has its own different mix of assets and objectives.

===============================================================================
Fund                     Investment Objective               Invests in
-------------------------------------------------------------------------------

Income                   Seek high current return, with      bonds and stocks
Strategy                 reduced risk over time, through
Fund                     an asset allocation strategy that
                         emphasizes income and gives
                         secondary emphasis to long-term
                         growth of capital

Growth and               Seek a conservative balance         tax-exempt bonds
Tax Strategy             between income, the majority of     and blue chips
Fund                     which is tax-exempt, and the        stocks
                         potential for long-term growth of
                         capital to preserve purchasing
                         power

Balanced                 Seek high total return, with        stocks and bonds
Strategy                 reduced risk over time, through an
Fund                     asset allocation strategy that seeks
                         a combination of long-term growth
                         a capital and current income

Cornerstone              Achieve a positive inflation-       U.S. stocks,
Strategy                 adjusted rate of return and a       International
Fund                     reasonably stable value of Fund     stocks, government
                         shares, thereby preserving          securities, real
                         purchasing power of shareholders'   estate securities,
                         capital                             and gold securities

Growth                   Seek high total return, with        small and large cap
Strategy                 reduced risk over time, through     stocks, bonds and
Fund                     an asset allocation strategy that   international
                         emphasizes capital appreciation     stocks
                         and gives secondary emphasis to
                         income

===============================================================================

For more complete information about the other USAA Asset Strategy Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another Fund unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in the Fund. This will avoid a potential four- to six-week delay in the effective date of your purchase. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE
[MONEY GRAPHIC]

* $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs] or no initial investment if you elect to have monthly electronic investments of at least $50 each. We may periodically offer programs that reduce the minimum amounts for monthly electronic investments. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

*   $50

HOW TO PURCHASE

MAIL
[ENVELOPE GRAPHIC]

*   To open an account, send your application and check to:
       USAA Investment Management Company
       9800 Fredericksburg Road
       San Antonio, TX 78288
* To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

IN PERSON
[HANDSHAKE GRAPHIC]

* To open an account, bring your application and check to our San Antonio Sales and Service Office at:
       USAA Federal Savings Bank
       10750 Robert F. McDermott Freeway
       San Antonio, TX 78288

BANK WIRE
[WIRE GRAPHIC]

* To open or add to your account, instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
       State Street Bank and Trust Company
       Boston, MA 02101
       ABA#011000028
       Attn: USAA Growth Strategy Fund
       USAA Account Number: 69384998
       Shareholder(s) Name(s) ___________________________________________
       Shareholder(s) Mutual Fund Account Number ________________________

ELECTRONIC FUNDS TRANSFER
[CALENDAR GRAPHIC]

* Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448
[TELEPHONE GRAPHIC]

* If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time),  redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on your cost basis in the shares and the price received upon redemption.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAM, OR TELEPHONE
[FAX GRAPHIC]

*   Send your written instructions to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288
* Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
*   Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) social security number/tax identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services
[INVESTOR'S GUIDE GRAPHIC]

Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to assist you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Fund Rights

The Fund reserves the right to:

* reject purchase or exchange  orders when in the best interest of the Fund;

* limit or discontinue the offering of shares of the Fund without notice to the shareholders;

* require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

* redeem an account with less than $900, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares and the price received upon exchange.

The Fund has undertaken certain procedures regarding telephone transactions as described on page 20.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

Share Price Calculation
[SIDE BAR]
                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, we determine that a particular event would materially affect the Fund's NAV, then we, under the general supervision of the Board of

Trustees, will use all relevant, available information to determine a fair value for the affected portfolio securities.

Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.

Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Board of Trustees. Securities that cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Trustees.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's Statement of Additional Information.

Dividends and Distributions

The Fund pays net investment income dividends yearly. Any net capital gain distribution usually occurs within 60 days of the May 31 fiscal year end, which would be somewhere around the end of July. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution. Although in effect this would be a return of capital, some or all of these dividends and distributions are subject to taxes.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Fund. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

Regardless of the length of time you have held Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares.

WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

* fails to  furnish  the Fund  with a  correct  tax  identification  number,
* underreports  dividend or interest income, or
* fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Fund's transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - The Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes.

Year 2000

Like other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund, its service providers, or companies in which the Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we are confident that our critical systems are essentially prepared for the Year 2000. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                   Nine-Month
                                                                  Period Ended
                                       Year Ended May 31,            May 31,
                              -------------------------------------------------
                                    1999         1998        1997        1996*
                              -------------------------------------------------
Net asset value at
  beginning of period          $   14.30   $    13.10  $    12.74  $    10.00
Net investment income                .12          .13         .15         .11b
Net realized and
  unrealized gain                   1.05         1.43         .77        2.66
Distributions from net
  investment income                 (.08)        (.13)       (.12)       (.03)
Distributions of realized
  capital gains                     (.69)        (.23)       (.44)         -
                               ------------------------------------------------
Net asset value at
  end of period                $   14.70   $    14.30  $    13.10  $    12.74
                               ================================================
Total return (%)**                  8.46        12.12        7.73       27.76
Net assets at end of
  period (000)                $  258,753   $  249,412  $  193,921  $   87,188
Ratio of expenses to
  average net assets (%)            1.28         1.25        1.31        1.66a
Ratio of net investment
  income to average net
  assets (%)                         .84          .97        1.46        1.34a
Portfolio turnover (%)             41.65        69.42       62.50       40.21
________________

    *  Fund commenced operations September 1, 1995.
   ** Assumes reinvestment of all dividend income and capital gain distributions during the period.
    a Annualized. The ratio is not necessarily indicative of 12 months of operations.
    b  Calculated using weighted average shares.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST THE FUND'S ASSETS:

REPURCHASE  AGREEMENTS

We may invest the Fund's assets in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

WHEN-ISSUED SECURITIES

We may invest the Fund's assets in new issues of debt securities offered on a when-issued basis.

* Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.
* The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.
*  Such securities can be sold before settlement date.

VARIABLE RATE  SECURITIES

We may invest the Fund's assets in securities that bear interest at rates which are adjusted periodically to market rates.

* These interest rate adjustments can both raise and lower the income generated by such securities. These changes Will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

* Because the interest rates of variable rate securities are periodically adjusted to reflect current market rates, their market value is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

* The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

MORTGAGE-BACKED AND ASSET-BACKED  SECURITIES

We may invest the Fund's assets in mortgage-backed and asset-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities.

Mortgage-backed  securities also include  collateralized  mortgage  obligations
(CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect the Fund's return on these investments. CMOs may also be less marketable than other securities.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. They may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

MUNICIPAL LEASE OBLIGATIONS

We may invest the Fund's assets in a variety of instruments commonly referred to as municipal lease obligations, including:

*  Leases,
*  Installment purchase contracts, and
*  Certificates of  participation  in such leases and contracts.

MASTER  DEMAND NOTES

We may invest the Fund's assets in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty.

Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

EURODOLLAR  AND  YANKEE OBLIGATIONS

We may invest a portion of the Fund's assets in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

PUT BONDS

We may invest the Fund's assets in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds).

* Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under the Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

FORWARD CURRENCY  CONTRACTS

The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract. The Fund may only enter into forward currency contracts. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it desires to "lock in" the U.S. dollar price of the security until settlement.

ILLIQUID  SECURITIES

We may invest up to 15% of the Fund's net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

                                   APPENDIX B

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a Prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.
-----------------------------------------------
    FUND TYPE/NAME              VOLATILITY
-----------------------------------------------
  CAPITAL APPRECIATION
-----------------------------------------------
  Aggressive Growth            Very high
  Emerging Markets             Very high
  First Start Growth           Moderate to high
  Gold                         Very high
  Growth                       Moderate to high
  Growth & Income              Moderate
  International                Moderate to high
  S&P 500 Index                Moderate
  Science & Technology         Very high
  Small Cap Stock              Very high
  World Growth                 Moderate to high
-----------------------------------------------
  ASSET ALLOCATION
-----------------------------------------------
  Balanced Strategy            Moderate
  Cornerstone Strategy         Moderate
  Growth and Tax Strategy      Moderate
  Growth Strategy              Moderate to high
  Income Strategy              Low to moderate
-----------------------------------------------
  INCOME- TAXABLE
-----------------------------------------------
  GNMA                         Low to moderate
  High-Yield Opportunities     High
  Income                       Moderate
  Income Stock                 Moderate
  Intermediate-Term Bond       Low to moderate
  Short-Term Bond              Low
------------------------------------------------
  INCOME - TAX EXEMPT
------------------------------------------------
  Long-Term                    Moderate
  Intermediate-Term            Low to moderate
  Short-Term                   Low
  State Bond/Income            Moderate
------------------------------------------------
  MONEY MARKET
------------------------------------------------
  Money Market                 Very low
  Tax Exempt Money Market      Very low
  Treasury Money Market Trust  Very low
  State Money Market           Very low
------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

                                     NOTES

                                     NOTES

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's Statement of Additional Information (SAI), Annual or Semiannual Report, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
            ----------------------------------------------------------
               Transfer Agent                         Custodian
    USAA Shareholder Account Services State    Street Bank and Trust Company
           9800 Fredericksburg Road                 P.O. Box 1713
          San Antonio, Texas 78288             Boston, Massachusetts 02105
            ----------------------------------------------------------

                           Telephone Assistance Hours
                         Call toll free - Central Time
                     Monday - Friday 7:00 a.m. to 9:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.

          ---------------------------------------------------------
                   For Additional Information on Mutual Funds
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges, or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
            ---------------------------------------------------------
                       Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
            ---------------------------------------------------------

                            Mutual Fund TouchLine(R)
                          (from Touchtone phones only)
              For account balance, last transaction, or fund prices
                     1-800-531-8777, (in San Antonio) 498-8777

                   INVESTMENT COMPANY ACT FILE NO. 811-4019

                                     Part B

                  Statement of Additional Information for the

          Income Strategy, Growth and Tax Strategy, Balanced Strategy,
         Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold,
             International, and World Growth Funds, GNMA Trust and
                          Treasury Money Market Trust

                               is included herein

USAA     USAA
EAGLE    INVESTMENT                         STATEMENT OF
LOGO     TRUST                              ADDITIONAL INFORMATION
                                            October 1, 1999
-------------------------------------------------------------------------------

                             USAA INVESTMENT TRUST

USAA INVESTMENT TRUST (the Trust) is a registered investment company offering shares of eleven no-load mutual funds which are described in this Statement of Additional Information (SAI): the Income Strategy Fund, Growth and Tax Strategy Fund, Balanced Strategy Fund, Cornerstone Strategy Fund, Growth Strategy Fund, Emerging Markets Fund, Gold Fund, International Fund, World Growth Fund, GNMA Trust, and Treasury Money Market Trust (collectively, the Funds). Each Fund is classified as diversified.

You may obtain a free copy of a Prospectus dated October 1, 1999, for each Fund by writing to USAA Investment Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in each Fund's Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with each Fund's Prospectus.

The financial  statements  of the Funds and the  Independent  Auditors'  Report
thereon  for  the  fiscal  year  ended  May  31,  1999,  are  included  in  the accompanying Annual Report to Shareholders of that date and are incorporated herein by reference.
-------------------------------------------------------------------------------


                               TABLE OF CONTENTS

        PAGE
           2   Valuation of Securities
           3   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           4   Investment Plans
           5   Investment Policies
           9   Special Risk Considerations
           9   Investment Restrictions
          12   Portfolio Transactions
          15   Description of Shares
          16   Tax Considerations
          17   Trustees and Officers of the Trust
          20   The Trust's Manager
          21   General Information
          22   Calculation of Performance Data
          23   Appendix A - Long-Term and Short-Term Debt Ratings
          26   Appendix B - Comparison of Portfolio Performance
          29   Appendix C - Dollar-Cost Averaging

                            VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The value of securities of each Fund (except Treasury Money Market Trust) is determined by one or more of the following methods:

 (1) Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

 (2) Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices at the time trading closes on the NYSE.

 (3) Debt securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

 (4) Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The
      Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

 (5) Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees.

     The value of the Treasury Money Market Trust's securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive upon the sale of the instrument.

     The valuation of the Treasury Money Market Trust's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Trustees has established procedures designed to stabilize the Treasury Money Market Trust's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to the Manager or another party, withholding dividends, or establishing a NAV per share by using available market quotations.

                     CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Trustees may cause the redemption of an account with a balance of less than $900, provided that (1) the value of such account has been reduced below the minimum initial investment required in such Fund at the time of the establishment of the account to less than $900 entirely for reasons other than market action, (2) the account has remained below the minimum initial investment for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

     The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

     For the mutual  protection  of the investor  and the Funds,  the Trust may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Treasury Money Market Trust may request that checks be issued for their accounts. Checks must be written in amounts of at least $250.

     Checks issued to shareholders of the Treasury Money Market Trust will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of a check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Trust, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $10 for each stop payment you request.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTART(R) - A no initial investment plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,   an   income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a NAV of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS (NOT  available  in the  Growth  and Tax Strategy
Fund)

Federal taxes on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the Prospectus of each Fund of USAA Investment Trust and USAA Mutual Fund, Inc.

     Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, 9800 Fredericksburg Road, San Antonio, TX 78288. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement plans under the programs made available by the Manager. Applications for these retirement plans received by the Manager will be forwarded to the Custodian for acceptance.

     An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

     Each employer or individual establishing a tax-deferred retirement plan is advised to consult with a tax adviser before establishing the plan. You may obtain detailed information about the plans from the Manager.

                              INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY? and FUND INVESTMENTS in each Fund's Prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

The Income Strategy, Balanced Strategy, and Growth Strategy Funds may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

     Each Fund, except the GNMA Trust and the Treasury Money Market Trust, may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the Securities Act of 1933 for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The Income Strategy, Balanced Strategy, Growth Strategy, and Growth and Tax Strategy Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor;
(2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Trustees has established guidelines pursuant to which Municipal Lease Obligations, Section 4(2) Commercial Paper and Rule 144A Securities, and certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Restricted Put Bonds) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of Municipal Lease Obligations, Section 4(2) Commercial Paper and Rule 144A Securities, the Manager will consider the following factors, among others, established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Restricted Put Bonds, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Restricted Put Bond. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Restricted Put Bond based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

     Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF MATURITY FOR FIXED INCOME SECURITIES

A fixed income security's maturity is typically determined on a stated final maturity basis, although there are some exceptions to the rule.

     If the issuer of the security has committed to take advantage of a maturity shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will be called, refunded, or redeemed will be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming a constant prepayment rate (CPR) for the life of the mortgages or assets backing the security. The CPR for a security can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. A security will be treated as having a maturity earlier than its stated maturity date if the security has technical features, such as a put or demand feature which, in the judgment of the Manager, will result in the security being valued in the market as though it has the earlier maturity.

LENDING OF SECURITIES

Each Fund may lend its securities. A lending policy may be authorized by the Trust's Board of Trustees and implemented by the Manager, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Trust equal at all times to at least 100% of the value of the loaned securities. The Trustees will establish procedures and monitor the creditworthiness of any institution or broker-dealer during such times as any loan is outstanding. The Trust will continue to receive interest on the loaned securities and will invest the cash collateral in short-term obligations of the U.S. Government or of its agencies or instrumentalities or in repurchase agreements, thereby earning additional interest.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Trust may terminate such loans at any time.

FORWARD CURRENCY CONTRACTS

Each Fund, except the Growth and Tax Strategy Fund, GNMA, and Treasury Money Market Trusts, may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.


     The Funds may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.


     The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for the Funds to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Funds are obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency the Funds are obligated to deliver. The Funds are not required to enter into such transactions and will not do so unless deemed appropriate by the Manager.

     Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of debt securities offered on a when-issued basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

     Debt securities purchased on a when-issued basis are subject to changes in value in the same way that other debt securities held in the Funds' portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Cash or high-quality, liquid-debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund.

     On the settlement date of the when-issued securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, and World Growth Funds may invest a portion of their assets in REITs, the Funds may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

PUT AND CALL OPTIONS, FINANCIAL FUTURES CONTRACTS,
OPTIONS ON FINANCIAL FUTURES CONTRACTS

Although the GNMA Trust, Income Strategy, Balanced Strategy, Growth Strategy, and Emerging Markets Funds are permitted to purchase and sell these contracts or options, the Funds have no current intention of doing so in the coming year and will not engage in such transactions without first notifying shareholders and supplying further information in each Fund's Prospectus.

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch IBCA, Inc. (Fitch), and Duff & Phelps Inc. represent their opinions of the quality of the securities rated by them, see APPENDIX A. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

REPURCHASE AGREEMENTS

Each Fund, except the Growth and Tax Strategy Fund, may invest in repurchase agreements which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The obligation of the seller to pay the agreed upon price is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund's custodian until repurchased. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

TEMPORARY DEFENSIVE POLICY

Each Fund, except the Treasury Money Market Trust, may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

                          SPECIAL RISK CONSIDERATIONS

CURRENCY EXCHANGE RATE FLUCTUATIONS

The Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds' assets may be invested in securities of foreign issuers. Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

UNPREDICTABLE POLITICAL, ECONOMIC AND SOCIAL CONDITIONS

For the  Income  Strategy,  Balanced  Strategy,  Cornerstone  Strategy,  Growth
Strategy, Emerging Markets, Gold, International, and World Growth Funds, investing in securities of foreign issuers presents certain other risks not present in domestic investments, including different accounting, reporting, and disclosure requirements for foreign issuers, possible political or social instability, including policies of foreign governments which may affect their respective equity markets, and foreign taxation requirements including withholding taxes.

                            INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of that Fund's outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

     Under the restrictions, each of the Growth and Tax Strategy, Cornerstone Strategy, Gold, International, and World Growth Funds may not:

 (1) With respect to 75% of its total assets, purchase the securities of any issuer (except U.S. Government Securities, as such term is defined in the Investment Company Act of 1940, as amended (1940 Act)) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.

 (2) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

 (3) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (5) Purchase securities on margin or sell securities short, except that it may obtain such short-term credits as are necessary for the clearance of securities transactions.

 (6) Invest in put, call, straddle, or spread options or interests in oil, gas or other mineral exploration or development programs, except that it may purchase securities of issuers whose principal business activities fall within such areas in accordance with its investment objectives and policies.

 (7) Invest more than 2% of the market value of its total assets in marketable warrants to purchase common stock. Warrants initially attached to securities and acquired by a Fund upon original issuance thereof shall be deemed to be without value.

 (8) Purchase or sell real estate or partnership interests therein, except that the Cornerstone Strategy Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein.

 (9)  Purchase or sell commodities or commodity contracts.

 (10) Purchase securities of other open-end investment companies, except a Fund may invest up to 10% of the market value of its total assets in such securities through purchases in the open market involving only customary broker's commissions or in connection with a merger, consolidation, reorganization, or acquisition of assets approved by the shareholders.

 (11) Invest more than 5% of the market value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.

 (12) Change the nature of its business so as to cease to be an investment company.

 (13) Issue senior securities as defined in the 1940 Act, except as permitted by Section 18(f)(2) and rules thereunder.

 (14) Invest more than 25% of its total assets in one industry.

     For purposes of restriction 8 above, interests in publicly traded Real Estate Investment Trusts (REITs) are not deemed to be real estate or partnership interests therein.

Each of the GNMA and Treasury Money Market Trusts may not:

 (1) With respect to 75% of its total assets, purchase the securities of any issuer (except U.S. Government Securities, as such term is defined in the 1940 Act) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.

 (2) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

 (3) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (5) Change the nature of its business so as to cease to be an investment company.

 (6) Issue senior securities as defined in the 1940 Act, except as permitted by Section 18(f)(2) and rules thereunder.

 (7) Purchase or sell real estate, commodities or commodity contracts, except that the GNMA Trust may invest in financial futures contracts and options thereon.

 (8) Purchase any security if immediately after the purchase 25% or more of the value of its total assets will be invested in securities of issuers principally engaged in a particular industry (except that such limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

The Emerging Markets Fund may not:

 (1) With respect to 75% of its total assets, purchase the securities of any issuer (except U.S. Government Securities, as such term is defined in the 1940 Act) if, as a result, it would own more than 10% of the outstanding voting securities of such issuer or it would have more than 5% of the value of its total assets invested in the securities of such issuer.

 (2) Borrow money, except that it may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will it purchase securities when its borrowings exceed 5% of its total assets.

 (3) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. Government or its corporate instrumentalities.

 (4)  Issue senior securities, except as permitted under the 1940 Act.

 (5) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(6) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (7) Purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments.

 (8) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

Each of the Income Strategy, Balanced Strategy, and Growth Strategy Funds may not:

 (1) With respect to 75% of its total assets, purchase the securities of any issuer (except U.S. Government Securities, as such term is defined in the 1940 Act) if, as a result, it would own more than 10% of the outstanding voting securities of such issuer or it would have more than 5% of the value of its total assets invested in the securities of such issuer.

 (2) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

 (3) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities.

 (4)  Issue senior securities, except as permitted under the 1940 Act.

 (5) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (6) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (7) Purchase or sell commodities, except that each Fund may invest in financial futures contracts, options thereon, and similar instruments.

 (8) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     With respect to each Fund's concentration policies as described above, the Manager uses industry classifications for industries based on categories established by Standard & Poor's Corporation (S&P) for the Standard & Poor's 500 Composite Index, with certain modifications. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries are included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or higher education revenue bonds. In addition, the Cornerstone Strategy Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry; the Basic Value Stocks, Foreign Stocks, and U.S. Government Securities investment categories are not considered industries for this purpose.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Funds. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

     Each Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated September 21, 1990, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager, better prices and execution are available elsewhere.

     The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, a discount brokerage service of the Manager. The Trust's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services are reasonable and fair. The Trust's Board of Trustees has authorized the Manager, as a member of the Chicago Stock Exchange, to effect portfolio transactions for the Funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     In the allocation of brokerage business used to purchase securities for the Income Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds, preference may be given to those broker-dealers who provide statistical research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. In return for such services, a Fund may pay to a broker a higher commission than may be charged by other brokers, provided that the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager to the Funds and its other clients. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

     Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

     The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

     During the fiscal year ended May 31, 1999, the Fund purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Fund purchased securities) or the parents of regular broker-dealers.

REGULAR BROKER DEALER                       VALUE OF SECURITIES
---------------------                        AS OF MAY 31, 1999
                                             -------------------
Morgan Stanley Dean Witter & Company
  Growth & Tax Strategy                           $1,560,000
  World Growth                                    $3,078,000
  Income Strategy                                 $  271,000
  Balanced Strategy                               $1,081,000
  Growth Strategy                                 $  618,000

Citigroup
  Growth & Tax Strategy                           $3,495,000
  Income Strategy                                 $  272,000
  Balanced Strategy                               $1,060,000

Merrill Lynch
  Income Strategy                                 $   94,000
  Balanced Strategy                               $1,302,000
  Growth Strategy                                 $1,777,000

BROKERAGE COMMISSION

During the last three fiscal years, the Funds paid the following brokerage fees:

    FUND                       1997              1998                 1999
---------------                ----              ----                 ----
 Income Strategy          $      2,820       $      7,690          $     21,501
 Growth and Tax Strategy  $     81,456       $     50,508          $     97,792
 Balanced Strategy        $     13,006       $     29,977          $     75,407
 Cornerstone Strategy     $  1,428,772       $  1,466,734          $  1,233,228
 Growth Strategy          $    230,440       $    247,249          $    160,115
 Emerging Markets         $    484,792       $  1,578,101          $  1,309,471
 Gold                     $    225,284       $    165,197          $    262,813
 International            $  1,362,389       $  1,317,048          $    970,956
 World Growth             $    558,990       $    586,870          $    502,635

During the last three fiscal years, the Funds paid the following brokerage fees to USAA Brokerage Services, a discount brokerage service of the Manager:

    FUND                      1997              1998                 1999*
    ----                      ----              ----                 -----
 Income Strategy          $    454           $     802             $  4,816
 Growth and Tax Strategy  $ 15,356           $   3,976             $ 29,728
 Balanced Strategy        $  1,132           $   2,168             $ 12,104
 Cornerstone Strategy     $ 11,878           $   6,200             $ 27,720
 Growth Strategy          $ 10,580           $   8,951             $ 11,419
 Emerging Markets         $    240                 -                   -
 World Growth             $  2,380           $   2,800             $ 18,428
---------------------
   * These  amounts  are  22.4%,  30.4%,  16.1%,  2.2%,  7.1%,  -%,  and  3.7%,
     respectively, of brokerage fees paid by each Fund.

For the year ended May 31, 1999, 25.9%, 26.3%, 19.4%, 4.9%, 11.7%, and 7.6%, of
the aggregate dollar amounts of transactions involving the payment of commissions by the Income Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, and World Growth Funds, respectively, were effected through USAA Brokerage Services.

     The Manager directed a portion of the Funds' brokerage transactions to certain broker-dealers that provided the Manager with research, statistical and other information. Such transactions amounted to $6,208,774, $58,950,062, $22,575,215, $101,176,414, $20,736,073, and $39,783,928, and the related brokerage commissions or underwriting commissions were $5,507, $63,060, $20,025, $107,285, $23,362, and $45,127, for the Income Strategy, Growth and
Tax Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, and World Growth Funds, respectively, for the year ended May 31, 1999.

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover in any of the Funds (other than the Treasury Money Market Trust) will not be a limiting factor when the Manager deems changes in a Fund's portfolio appropriate in view of its investment objective. Although no Fund will purchase or sell securities solely to achieve short-term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund. It is not anticipated that the portfolio turnover rates of the Income Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds or the GNMA Trust will exceed 100%.

     The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.

     For the last two fiscal years, the Funds' portfolio turnover rates were as follows:

        FUND                               1998               1999
        ---                                ----               ----
     Income Strategy                       7.15%           117.12%*
     Growth and Tax Strategy1             65.58%            63.42%
     Balanced Strategy                    22.18%            63.39%
     Cornerstone Strategy                 32.73%            46.27%
     Growth Strategy                      69.42%            41.65%
     Emerging Markets                     41.23%            83.84%
     Gold                                 19.62%            33.48%
     International                        42.97%            37.69%
     World Growth                         45.04%            51.19%
     GNMA Trust                           60.85%            64.93%

___________
   * The turnover rate was significantly higher due to the restructuring of the portfolio to make the Fund more tax efficient.

   1 The Fund has simultaneously purchased and sold the same securities. These transactions have at times been high in volume and dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would have been as follows:

                                                      YEAR ENDED MAY 31,
                                                      ------------------
                                                       1998          1999
                                                       ----          ----
  Portfolio turnover                                   31.58%         -
  Purchases and sales of this type are as follows:
    Purchases (000)                                   $68,958         -
    Sales (000)                                       $69,044         -

                             DESCRIPTION OF SHARES

The Funds are series of the Trust and are diversified. The Trust is an open-end management investment company established under the laws of the Commonwealth of Massachusetts pursuant to the First Amended and Restated Master Trust Agreement (Master Trust Agreement), dated June 2, 1995, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Eleven such portfolios have been established which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without the approval of the shareholders of the Trust. The Cornerstone Strategy and Gold Funds were established May 9, 1984, by the Board of Trustees and commenced public offering of their shares on August 15, 1984. The International Fund, established on November 4, 1987, commenced public offering of its shares on July 11, 1988. The Growth and Tax Strategy Fund was established on November 3, 1988, and commenced public offering of its shares on January 11, 1989. On November 7, 1990, the Board of Trustees established the GNMA Trust and Treasury Money Market Trust and commenced public offering of their shares on February 1, 1991. The World Growth Fund was established on July 21, 1992, and commenced public offering of its shares on October 1, 1992. The Emerging Markets Fund was established on September 7, 1994, and commenced public offering of its shares on November 7, 1994. The Income Strategy, Balanced Strategy, and Growth Strategy Funds were established on June 2, 1995, and commenced public offering of their shares on September 1, 1995.

     Each Fund's assets, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Trustees. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. For example, a proposed change in the investment objectives of a particular Fund would require the affirmative vote of a majority of the outstanding voting securities of only that Fund.

     Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     When issued, each Fund's shares are fully paid and nonassessable by the Trust, have no preemptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) satisfy certain diversification requirements, at the close of each quarter of the Fund's taxable year. In the case of the Growth and Tax Strategy Fund, in order to be entitled to pay exempt-interest dividends to shareholders, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must consist of obligations the interest of which is exempt from federal income tax. The Growth and Tax Strategy Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of excise tax.

     The Income  Strategy,  Balanced  Strategy,  Cornerstone  Strategy,  Growth
Strategy, Emerging Markets, Gold, International, and World Growth Funds' ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test, and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies, as well as certain other investments.

     If the Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, or World Growth Funds invest in an entity that is classified as a "passive foreign investment company"
(PFIC) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

     In the case of the Growth and Tax Strategy Fund, if a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of such exempt-interest dividend. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the Growth and Tax Strategy Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     The Growth and Tax Strategy Fund may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax
(AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to AMT and the amount of any tax to be paid.

     Opinions relating to the validity of the tax-exempt securities purchased for the Growth and Tax Strategy Fund and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Fund's counsel makes any review of the basis of such opinions.

     The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are a resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from a Fund in their own states and localities.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of seven Trustees who supervise the business affairs of the Trust. Set forth below are the Trustees and officers of the Trust, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.


Robert G. Davis 1, 2
Trustee and Chairman of the Board of Trustees
Age: 52

President and Chief Operating Officer of United Services Automobile Association
(USAA) (6/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12/96); Special Assistant to Chairman, USAA (6/96-12/96); President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus, (8/91-12/95). Mr. Davis serves as a Trustee/Director and Chairman of the Boards of Trustees/Directors of each of the remaining funds within the USAA Family of Funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Shareholder Account Services, USAA Federal Savings Bank, and USAA Real Estate Company.

Michael J.C. Roth 1, 2
Trustee, President, and Vice Chairman of the Board of Trustees
Age: 58

Chief Executive Officer, IMCO (10/93-present); President, Director, and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Trustee/Director, and Vice Chairman of the Boards of Trustees/Directors of each of the remaining funds within the USAA Family of Funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Trustee and Vice President
Age: 64

Senior Vice President, Fixed Income Investments, IMCO (10/85-present). Mr. Saunders serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds; Director of IMCO; Senior Vice President of USAA Shareholder Account Services; and Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX 78209
Trustee
Age: 54

President,   Postal  Addvantage  (7/92-present);   Consultant,   Nancy  Harkins
Stationer (8/91-12/95). Mrs. Dreeben serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.

Howard L. Freeman, Jr. 2, 3, 4, 5
2710 Hopeton
San Antonio, TX 78230
Trustee
Age: 64

Retired. Assistant General Manager for Finance, San Antonio City Public Service Board (1976-1996). Mr. Freeman serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX 78230
Trustee
Age: 53

Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98). Dr. Mason serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX 78216
Trustee
Age: 56

Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.


Michael D. Wagner 1
Secretary
Age: 51

Senior Vice President, CAPCO General Counsel (01/99-present); Vice President, Corporate Counsel, USAA (1982-01/99). Mr. Wagner has held various positions in the legal department of USAA since 1970 and serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of each of the remaining funds within the USAA Family of Funds; and Vice President, Corporate Counsel, for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 49

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94). Mr. Ciccone serves as Assistant Secretary of each of the remaining funds within the USAA Family of Funds.

Mark S. Howard 1
Assistant Secretary
Age: 35

Assistant Vice President, Securities Counsel, USAA (2/98-present); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96); Attorney, Kirkpatrick & Lockhart LLP (9/90-4/95). Mr. Howard serves as Assistant Vice President and Assistant Secretary, IMCO and USAA Shareholder Account Services; Assistant Secretary of each of the remaining funds within the USAA Family of Funds; and Assistant Vice President, Securities Counsel for various other USAA subsidiaries and affiliates.

Sherron A. Kirk 1
Treasurer
Age: 54

Vice President, Senior Financial Officer, IMCO (8/98-present); Vice President, Controller, IMCO (10/92-8/98). Mrs. Kirk serves as Treasurer of each of the remaining funds within the USAA Family of Funds; and Vice President, Senior Financial Officer of USAA Shareholder Account Services.

Caryl Swann 1
Assistant Treasurer
Age: 51

Executive Director, Mutual Fund Analysis & Support, IMCO (10/98-present); Director, Mutual Fund Portfolio Analysis & Support, IMCO (2/98-10/98); Manager, Mutual Fund Accounting, IMCO (7/92-2/98). Ms. Swann serves as Assistant Treasurer for each of the remaining funds within the USAA Family of Funds.

---------

1 Indicates those Trustees and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
2  Member of Executive Committee
3  Member of Audit Committee
4  Member of Pricing and Investment Committee
5  Member of Corporate Governance Committee

     Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Trustees reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees.

     In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager: Carl W. Shirley, Senior Vice President, Insurance Company Portfolios; John J. Dallahan, Senior Vice President, Investment Services; and David G. Peebles, Senior Vice President, Equity Investments. There are no family relationships among the Trustees, officers and managerial level employees of the Trust, or its Manager.

     The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 1999.

       Name                           Aggregate             Total Compensation
        of                          compensation               from the usaa
      Trustee                      from the Trust           Family of Funds (b)
      -------                      --------------           -------------------
Robert G. Davis                           None (a)                   None (a)
Barbara B. Dreeben                      $8,461                    $30,500
Howard L. Freeman, Jr.                  $8,461                    $30,500
Robert L. Mason                         $8,461                    $30,500
Michael J.C. Roth                         None (a)                   None (a)
John W. Saunders, Jr.                     None (a)                   None (a)
Richard A. Zucker                       $8,461                    $30,500

--------------

 (a)  Robert G. Davis,  Michael  J.C.  Roth, and  John  W.  Saunders,  Jr.  are
      affiliated   with   the   Trust's   investment   adviser,   IMCO,  and,
      accordingly, receive no remuneration from the Trust or any other Fund of the USAA Family of Funds.

 (b) At May 31, 1999, the USAA Family of Funds consisted of four registered investment companies offering 35 individual funds. Each Trustee presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of seven funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

     All of the above Trustees are also Trustees/Directors of the other funds within the USAA Family of Funds. No compensation is paid by any fund to any Trustee/Director who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of June 30, 1999, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

     As of June 30, 1999, USAA and its affiliates owned 303,024 shares (5.2%) of the Income Strategy Fund, 25,544,231 shares (79.3%) of the Emerging Markets Fund, 2,456,823 shares (9.7%) of the International Fund, and no shares of the Growth and Tax Strategy Fund, Balanced Strategy Fund, Cornerstone Strategy
Fund, Growth Strategy Fund, Gold Fund, World Growth Fund, GNMA Trust and Treasury Money Market Trust.

     The Trust knows of no other persons who, as of June 30, 1999, held of record or owned beneficially 5% or more of the voting stock of any Fund's shares.

                              THE TRUST'S MANAGER

As described in each Fund's Prospectus, USAA Investment Management Company is the Manager and investment adviser, providing the services under the Advisory Agreement. The Manager, a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, was organized in May 1970, has served as investment adviser and underwriter for USAA Investment Trust from its inception.

     In addition to managing the Trust's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $____ billion, of which approximately $____ billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment, and accounting services (in addition to those provided by the Custodian) for the Trust. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, each Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its Prospectus. Management fees are computed and accrued daily and are payable monthly.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the Prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until June 30, 2000, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to continue to limit the annual expenses of the Balanced Strategy Fund to 1.25% of the Fund's ANA, until October 1, 2000, and will reimburse the Fund for all expenses in excess of such limitation. After October 1, 2000, any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to the shareholders.

     For the last three fiscal years, management fees were as follows:

    FUND                          1997             1998               1999
    ----                          ----             ----               ----
Income Strategy              $     65,023    $     118,050      $     295,068
Growth and Tax Strategy      $    852,055    $   1,048,344      $   1,179,802
Balanced Strategy            $    190,093    $     360,127      $     588,256
Cornerstone Strategy         $  8,496,435    $  10,594,219      $  10,071,779
Growth Strategy              $    990,525    $   1,754,693      $   1,844,418
Emerging Markets             $    600,181    $   2,598,294      $   2,408,986
Gold                         $    996,721    $     744,517      $     672,400
International                $  3,805,999    $   4,650,798      $   3,990,284
World Growth                 $  1,994,809    $   2,524,040      $   2,421,173
GNMA Trust                   $    381,390    $     427,196      $     554,601
Treasury Money Market Trust  $    105,420    $     118,804      $     160,368

As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

     FUND                         1997             1998               1999
     ----                         ----             ----               ----
Income Strategy              $     66,382    $      51,777             -
Balanced Strategy            $     37,577    $      34,811      $      52,511
Treasury Money Market Trust  $     15,808    $      17,721             -

UNDERWRITER

The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $26 to $28.50 per account. The fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust.

                              GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Trust's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Trust's investments. In addition, assets of the Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds may be held by certain foreign banks and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Trust in connection with the shares offered by the Prospectus.

INDEPENDENT AUDITORS

KPMG LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Trust's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

                        CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THE FUND FLUCTUATE? in its Prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

YIELD - TREASURY MONEY MARKET TRUST

When the Treasury Money Market Trust quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Trust's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Trust's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

             Yield For 7-day Period ended May 31, 1999, was 4.42%. Effective Yield For 7-day Period ended May 31, 1999, was 4.52%.

YIELD - INCOME STRATEGY FUND, GROWTH AND TAX STRATEGY FUND, AND GNMA TRUST

These Funds may advertise performance in terms of 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        YIELD = 2[((a-b)/(cd)+ 1)^6 -1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


The 30-day yields for the period ended May 31, 1999, for the Income Strategy Fund, Growth and Tax Strategy Fund, and GNMA Trust were 3.94%, 2.63% and 6.28%, respectively.


TAX-EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax-equivalent yield" means converting a tax-exempt yield to a pretax equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. Because the Growth and Tax Strategy Fund invests a significant percentage of its assets in tax-exempt securities, it may advertise performance in terms of a 30-day tax-equivalent yield.

     To calculate a tax-equivalent yield, an investor must know his federal marginal income tax rate. The tax-equivalent yield for the Growth and Tax Strategy Fund is then computed by dividing that portion of the yield which is tax exempt by the complement of the federal marginal tax rate and adding the product to that portion of the yield which is taxable. The complement, for example, of a federal marginal tax rate of 36.0% is 64.0%, that is (1.00-0.36=0.64).

          Tax-Equivalent Yield = (% Tax-Exempt Income x 30-day Yield/
                         (1-Federal Marginal Tax Rate))
                      + (% Taxable Income x 30-day Yield)

     Based on a federal marginal tax rate of 36.0%, the tax-equivalent yield for the Growth and Tax Strategy Fund for the period ended May 31, 1999, was 3.87%.

TOTAL RETURN

The Funds may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)n = ERV

Where:     P  = a hypothetical initial payment of $1,000
           T  = average annual total return
           n  = number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

     The calculation assumes any charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.

                          Average Annual Total Returns
                         For Periods Ended May 31, 1999

                           1               5             10            From
     FUND                 YEAR           YEARS          YEARS       INCEPTION*
-------------------------------------------------------------------------------
Income Strategy            4.97%           -              -            10.14%
Growth and Tax Strategy    9.10%         12.76%         10.33%         10.66%
Balanced Strategy          7.63%         14.46%           -            13.26%
Cornerstone Strategy      (0.74%)        11.25%         10.32%         12.09%
Growth Strategy            8.46%           -              -            14.72%
Emerging Markets          (4.63%)          -              -            (1.43%)
Gold                      (9.20%)        (9.57%)        (3.30%)        (3.14%)
International             (6.63%)         8.66%         10.05%          9.67%
World Growth               2.06%         12.04%           -            12.97%
GNMA Trust                 3.15%          7.39%           -             7.38%

--------------
* Data from inception is shown for Funds that are less than ten years old. Income Strategy, Balanced Strategy, and Growth Strategy Funds commenced operations on September 1, 1995. Growth and Tax Strategy Fund commenced operations on January 11, 1989. Emerging Markets Fund commenced operations on November 7, 1994. International Fund commenced operations on July 11, 1988. World Growth Fund commenced operations on October 1, 1992. GNMA Trust commenced operations on February 1, 1991.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1.  LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

A description of ratings Ba and below assigned to debt obligations by Moody's is included in Appendix A of the Emerging Markets Fund Prospectus.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH IBCA, INC.

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS AND MINUS SIGNS ARE USED WITH A RATING SYMBOL TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

DUFF & PHELPS, INC.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

2. SHORT-TERM DEBT RATINGS:

MOODY'S MUNICIPAL

MIG-1/VMIG1           This designation  denotes best quality.  There is present
                      strong  protection by  established  cash flows,  superior
                      liquidity support or demonstrated  broad-based  access to
                      the market for refinancing.
MIG-2/VMIG2           This  designation   denotes  high  quality.   Margins  of
                      protection are ample although not so large as in the preceding group.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        *  Leading market positions in well-established industries.

        *  High rates of return on funds employed.

        * Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        * Broad margins in earning coverage of fixed financial charges and high internal cash generation.

        * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers  rated  Prime-2  (or  supporting  institutions)  have a  strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios,
        while  sound,  may  be   more  subject   to  variation.  Capitalization
        characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P CORPORATE AND GOVERNMENT

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
FITCH

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DUFF & PHELPS

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors quality issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.


ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CHICAGO  TRIBUNE,  a  newspaper  that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND  ACTION,  a mutual  fund news  report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

HOUSTON POST, a newspaper that may cover financial news.

IBC'S MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national  association  of  the  American
Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER ANALYTICAL SERVICES, INC.'S EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER ANALYTICAL SERVICES, INC.'S FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL FUND PERFORMANCE REPORT, a monthly publication of industry-wide mutual fund averages produced by Morningstar, Inc.

MUTUAL FUNDS MAGAZINE, a monthly publication reporting on mutual fund investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK,  a national  business  weekly.

NEW YORK TIMES,  a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper that may cover financial news.


U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

WORLD MONITOR,  The Christian  Science Monitor Monthly.

WORTH, a magazine that covers financial and investment subjects including mutual funds.


YOUR MONEY, a monthly magazine directed towards the novice investor.

     In addition, the Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds may be cited for performance information and articles in INTERNATIONAL REPORTS, a publication providing insights on world financial markets and economics.

     The GNMA and Treasury Money Market Trusts may be cited in:

THE BOND BUYER, a daily newspaper that covers bond market news.

IBC'S MONEY FUND REPORT, a weekly publication of the IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically Taxable Money Fund Averages: "100% U.S. Treasury."

IBC'S MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by IBC USA, Inc.

     In addition to the sources above, performance of our Funds may also be tracked by Lipper Analytical Services, Inc. and Morningstar, Inc. A Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indexes of comparable securities or economic data may be cited. Examples include the following:

- Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in THE BOND BUYER.

- Consumer Price Index, a measure of U.S. inflation in prices on consumer goods.

- Financial Times Gold Mines Index, an index that includes gold mining companies if they: a) have sustainable, attributable gold production of at least 300,000 ounces a year; b) draw at least 75% of revenue from mined gold sales; and c) have at least 10% of their capital available to the investing public.

- Ibbotson Associates, Inc., Stocks, Bonds, Bills, and Inflation Yearbook.

- FC Investable Index (IFCI) and IFC Global Index (IFCG), premie benchmarks for international investors. Both index series cover 25 discrete markets, regional indexes, and a composite index, providing the most accurate representation of the emerging markets universe available.

- Lehman Brothers Inc. GNMA 30 Year Index.

- Lehman Brothers Municipal Bond Index, a total return performance benchmark for the long-term investment grade tax-exempt bond market.

- London Gold, a traditional index that prices London gold.

- London Gold PM Fix Price, the evening gold prices as  set  by London dealers.

- Morgan Stanley Capital Index (MSCI)-EAFE, an unmanaged index which reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market.

- Morgan Stanley Capital Index (MSCI) - World, an unmanaged index which reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

- NAREIT Equity Index (National Association of Real Estate Investment Trusts, Inc.) a broad-based listing of all tax-qualified REITs (only common shares issued by the REIT) listed on the NYSE, American Stock Exchange, and NASDAQ.

- Philadelphia Gold/Silver Index (XAU), an index representing nine holdings in the gold and silver sector.

- S&P 500 Index, a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

- Shearson Lehman Hutton Bond Indices - indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

     Other sources for total return and other performance data which may be used by a Fund or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                       APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

===============================================================================
                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
      --------------------------------------------------------------------

                  Down                     Up                    Mixed
           --------------------   ---------------------    --------------------
             Share     Shares       Share      Shares        Share     Shares
Investment   Price    Purchased     Price     Purchased      Price    Purchased
           --------------------   ---------------------    --------------------
   $100       10        10            6         16.67         10          10
    100        9        11.1          7         14.29          9          11.1
    100        8        12.5          7         14.29          8          12.5
    100        8        12.5          9         11.1           9          11.1
    100        6        16.67        10         10            10          10
   ----       --        -----        --         -----         --          -----
   $500    ***41        62.77     ***39         66.35      ***46          54.7

          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54        *Avg. Cost: $ 9.14
                        -----                    -----                    -----
         **Avg. Price: $ 8.20    **Avg. Price: $ 7.80      **Avg. Price: $ 9.20
                        -----                    -----                    -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **  Average  Price  is  the  sum of the  prices  paid  divided  by  number  of purchases.
***  Cumulative total of share prices used to compute average prices.
===============================================================================

                     (THIS PAGE LEFT BLANK INTENTIONALLY)

                     (THIS PAGE LEFT BLANK INTENTIONALLY)

06088-1099

                             USAA INVESTMENT TRUST

PART C.       OTHER INFORMATION

Item 23.      EXHIBITS

   1 (a)   First Amended and Restated Master Trust Agreement, June 2, 1995 (1)
     (b)   Amendment No. 1 dated July 12, 1995 (2)


   2       By-laws, as amended February 11, 1999 (filed herewith)


   3       SPECIMEN CERTIFICATES FOR SHARES OF
     (a)   Cornerstone Strategy Fund (2)
     (b)   Gold Fund (2)
     (c)   International Fund (2)
     (d)   Growth and Tax Strategy Fund (2)
     (e)   GNMA Trust (2)
     (f)   Treasury Money Market Trust (2)
     (g)   World Growth Fund (2)
     (h)   Emerging Markets Fund (2)
     (i)   Balanced Strategy Fund (2)
     (j)   Growth Strategy Fund (2)
     (k)   Income Strategy Fund (2)

   4 (a)   Advisory  Agreement  dated  September  21,  1990 (1)
     (b) Letter Agreement dated January 24, 1991 adding GNMA Trust and Treasury Money Market Trust (1)
     (c)   Letter Agreement dated July 21, 1992 adding World Growth Fund (1)
     (d)   Letter  Agreement dated September 7, 1994 adding Emerging Markets
            Fund (1)
     (e) Letter Agreement dated September 1, 1995 adding Balanced Strategy, Growth Strategy and Income Strategy Funds (2)

   5 (a)   Underwriting  Agreement  dated  July  9,  1990  (2)
     (b) Letter Agreement dated January 24, 1991 adding GNMA Trust and Treasury Money Market Trust (2)
     (c)   Letter Agreement dated July 21, 1992 adding World Growth Fund (2)
     (d)   Letter  Agreement dated September 7, 1994 adding Emerging Markets
            Fund (2)
     (e) Letter Agreement dated September 1, 1995 adding Balanced Strategy, Growth Strategy and Income Strategy Funds (2)

   6       Not Applicable

   7 (a)   Custodian  Agreement  dated July 27, 1984 (2)
     (b)   Amendment  to Custodian  Contract dated May 13, 1985 (2)
     (c)   Amendment to Custodian Contract  dated  May 1,  1986  (2)
     (d)   Amendment  to  Amendment  to Custodian  Contract  dated
            May 1,  1986  (2)
     (e)   Amendment  to the Custodian  Agreement dated November 3, 1988 (2)
     (f)   Letter  Agreement dated May 26, 1988 adding International Fund (2)

EXHIBIT NO.DESCRIPTION OF EXHIBITS

     (g) Letter Agreement dated January 3, 1989 adding Growth and Tax Strategy Fund (2)
     (h) Letter Agreement dated January 24, 1991 adding GNMA Trust and Treasury Money Market Trust (2)
     (i)   Letter Agreement dated July 21, 1992 adding World Growth Fund (2)
     (j)   Letter  Agreement dated September 7, 1994 adding Emerging Markets
            Fund (2)
     (k) Letter Agreement dated September 1, 1995 adding Balanced Strategy, Growth Strategy and Income Strategy Funds (2)
     (l)   Subcustodian Agreement dated March 24, 1994 (4)
     (m)   Amendment to Custodian Contract dated May 13, 1996 (4)


   8 (a)   Transfer  Agency  Agreement dated January 23, 1992 (2)
     (b)   Letter Agreement dated July 21, 1992 adding World Growth Fund (2)
     (c)   Letter Agreement dated  September 7, 1994 adding  Emerging
            Markets Fund (2)
     (d) Amendments dated January 1, 1999, to the Transfer Agency Agreement Fee Schedules for Gold Fund, Cornerstone Strategy Fund, International Fund, Growth and Tax Strategy Fund, GNMA Trust, Treasury Money Market Trust, World Growth Fund, Emerging Markets Fund, Income Strategy Fund, Balanced Strategy Fund, and Growth Strategy Fund (filed herewith)
     (e) Letter Agreement dated September 1, 1995 adding Balanced Strategy, Growth Strategy and Income Strategy Funds (2)
     (f)   Amendment No. 1 to Transfer Agency Agreement dated November 14,
            1995 (3)
     (g) Master Revolving Credit Facility Agreement with USAA Capital Corporation dated January 12, 1999 ($500,000,000) (filed herewith)
     (h) Master Revolving Credit Facility Agreement with NationsBank of Texas dated January 13, 1999 (filed herewith)
     (i) Master Revolving Credit Facility Agreement with USAA Capital Corporation dated January 12, 1999 ($250,000,000) (filed herewith)

   9 (a)   Opinion  of  Counsel  with  respect  to  the  Balanced
            Strategy, Growth Strategy and Income Strategy Funds (1)
     (b) Opinion of Counsel with respect to the Growth and Tax Strategy Fund, Cornerstone Strategy Fund, Emerging Markets Fund, Gold Fund, International Fund, World Growth Fund, GNMA Trust, and Treasury Money Market Trust (2)
     (c)   Consent of Counsel with respect to the Cornerstone
           Strategy Fund and Growth Strategy Fund (filed herewith)

   10 Consent of Independent Accountants with respect to the Cornerstone Strategy Fund and Growth Strategy Fund
           (filed herewith)


   11      Omitted financial statements - Not Applicable

   12      SUBSCRIPTIONS AND INVESTMENT LETTERS
     (a)   GNMA Trust and Treasury Money Market Trust (2)
     (b)   World Growth Fund (2)
     (c)   Emerging Markets Fund (2)
     (d) Growth Strategy Fund, Income Strategy Fund, and Balanced Strategy Fund (2)

EXHIBIT NO.DESCRIPTION OF EXHIBITS

   13      12b-1 Plans - Not Applicable


   14      Plan Adopting Multiple Classes of Shares - Not Applicable

   15      POWERS OF ATTORNEY
     (a)   Powers of Attorney for Michael J.C. Roth, Sherron A. Kirk,
            John W. Saunders, Jr., George E. Brown, Howard L. Freeman, Jr., and Richard A. Zucker dated January 21, 1994 (2)
     (b)   Power of Attorney for Barbara B. Dreeben (1)
     (c)   Power of Attorney for Robert G. Davis dated July 9, 1997 (5)
     (d)   Power of Attorney for Robert L. Mason dated July 9, 1997 (5)

---------------
 (1) Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on June 15, 1995.

 (2) Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on September 26, 1995.

 (3) Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on January 26, 1996.

 (4) Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on August 1, 1996.

 (5) Previously filed with Post-Effective Amendment No. 24 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on July 31, 1997.

Item 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

           Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Fund Management" in the Prospectus and the section captioned "Trustees and Officers of the Trust" in the Statement of Additional Information.

Item 25.   INDEMNIFICATION

           Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

     (a) THE DIRECTOR AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

     (b) INDEMNIFICATION PROVISIONS UNDER AGREEMENT AND DECLARATION OF TRUST. Under Article VI of the Registrant's Agreement and Declaration of Trust, each of its trustees and officers or any person serving at the Registrant's request as a director, officer or trustee of another entity in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i)a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or
           (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by
           (a) a vote of a majority of a quorum of trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

           Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the covered person shall have undertaken to repay the amounts so paid to the Fund of Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under Article VI of the Agreement and Declaration of Trust and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested trustees of the Registrant who are not a party to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery form any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

           Insofar  as  indemnification   for  liabilities  arising  under  the
           Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange
           Commission,   such   indemnification is  against  public  policy  as
           expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

           Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."

Item 27.   PRINCIPAL UNDERWRITERS

     (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services. The Adviser, wholly owned by United Services Automobile Association, also serves as principal underwriter for USAA Tax Exempt Fund, Inc., USAA Mutual Fund, Inc., and USAA State Tax-Free Trust.

     (b) Set forth below is information concerning each director and executive officer of USAA Investment Management Company.

Name and Principal           Position and Offices        Position and Offices
 business address             with underwriter             with registrant
-----------------            --------------------        --------------------

Robert G. Davis              Director and Chairman       Trustee and
9800 Fredericksburg Road     of the Board of Directors   Chairman of the
San Antonio, TX 78288                                    Board of Trustees

Michael J.C. Roth            Chief Executive Officer,    President, Trustee
9800 Fredericksburg Road     President, Director, and    and Vice Chairman of
San Antonio, TX 78288        Vice Chairman of the        the Board of Trustees
                             Board of Directors

John W. Saunders, Jr.        Senior Vice President,      Vice President and
9800 Fredericksburg Road     Fixed Income Investments,   Trustee
San Antonio, TX 78288        and Director


David G. Peebles             Senior Vice President       None
9800 Fredericksburg Road     Equity Investments,
San Antonio, TX 78288        and Director


John J. Dallahan             Senior Vice President,      None
9800 Fredericksburg Road     Investment Services
San Antonio, TX 78288

Carl W. Shirley              Senior Vice President,      None
9800 Fredericksburg Road     Insurance Company
San Antonio, TX 78288        Portfolios

Michael D. Wagner            Vice President, Secretary   Secretary
9800 Fredericksburg Road     and Counsel
San Antonio, TX 78288


Sherron A. Kirk              Vice President,             Treasurer
9800 Fredericksburg Road     Senior Financial Officer,
San Antonio, TX 78288        Controller, and Treasurer

Alex M. Ciccone              Vice President, Compliance  Assistant
9800 Fredericksburg Road     and Assistant Secretary     Secretary
San Antonio, TX 78288


     (c)   Not Applicable.

Item 28.   LOCATION OF ACCOUNTS AND RECORDS

           The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, Texas 78288

                    USAA Shareholder Account Services
                    10750 Robert F. McDermott Freeway
                    San Antonio, Texas 78288

                    State Street Bank and Trust Company
                    1776 Heritage Drive
                    North Quincy, Massachusetts 02171

Item 29.   MANAGEMENT SERVICES

           Not Applicable.

Item 30.   UNDERTAKINGS

              None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of San Antonio and state of Texas on the 2nd day of August, 1999.


                                                         USAA INVESTMENT TRUST


                                                         /s/ Michael J.C. Roth
                                                         ----------------------
                                                         Michael J.C. Roth
                                                         President

      Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

     (Signature)               (Title)                         (Date)


*
______________________       Chairman of the                     August 2, 1999
Robert G. Davis              Board of Trustees
*
______________________       Vice Chairman of the Board          August 2, 1999
Michael J.C. Roth            of Trustees and President
                             (Principal Executive Officer)
*
______________________       Treasurer (Principal                August 2, 1999
Sherron A. Kirk              Financial and
                             Accounting Officer)
*
______________________       Trustee                             August 2, 1999
John W. Saunders, Jr.
*
______________________       Trustee                             August 2, 1999
Robert L. Mason
*
______________________       Trustee                             August 2, 1999
Howard L. Freeman, Jr.
*
______________________       Trustee                             August 2, 1999
Richard A. Zucker
*
______________________       Trustee                             August 2, 1999
Barbara B. Dreeben


*BY:/S/ MICHAEL D. WAGNER
-------------------------
Michael D. Wagner, Attorney-in-Fact, under Powers of Attorney dated January 21, 1994 incorporated by reference to Post-Effective Amendment No. 21, and filed
with  the   Securities   and  Exchange   Commission  on  September  26,  1995,
incorporated by reference to Post-Effective Amendment No. 20, and filed with the Securities and Exchange Commission on June 15, 1995; and July 9, 1997, incorporated by reference Post-Effective Amendment No. 24, and filed with the Securities and Exchange Commission on July 31, 1997.

                                 EXHIBIT INDEX

EXHIBIT                           ITEM                              PAGE NO. *

  1  (a)   First Amended and Restated Master Trust Agreement,
            June 2, 1995 (1)
     (b)   Amendment No. 1 dated July 12, 1995 (2)


  2        By-laws, as amended February 11, 1999 (filed herewith)          111


  3        SPECIMEN CERTIFICATES FOR SHARES OF
     (a)   Cornerstone Strategy Fund (2)
     (b)   Gold Fund (2)
     (c)   International Fund (2)
     (d)   Growth and Tax Strategy Fund (2)
     (e)   GNMA Trust (2)
     (f)   Treasury Money Market Trust (2)
     (g)   World Growth Fund (2)
     (h)   Emerging Markets Fund (2)
     (i)   Balanced Strategy Fund (2)
     (j)   Growth Strategy Fund (2)
     (k)   Income Strategy Fund (2)

  4  (a)   Advisory Agreement dated September 21, 1990  (1)
     (b) Letter Agreement dated January 24, 1991 adding GNMA Trust and Treasury Money Market Trust (1)
     (c)   Letter Agreement dated July 21, 1992 adding World Growth Fund (1)
     (d)   Letter Agreement dated September 7, 1994 adding Emerging Markets
           Fund (1)
     (e) Letter Agreement dated September 1, 1995 adding Balanced Strategy, Growth Strategy and Income Strategy Funds (2)

  5  (a)   Underwriting  Agreement dated July 9, 1990 (2)
     (b) Letter Agreement dated January 24, 1991 adding GNMA Trust and Treasury Money Market Trust (2)
     (c)   Letter Agreement  dated July 21, 1992 adding World Growth Fund (2)
     (d)   Letter Agreement dated  September 7, 1994 adding Emerging  Markets
            Fund (2)
     (e)   Letter Agreement dated September 1, 1995 adding Balanced
            Strategy, Growth Strategy and Income Strategy Funds (2)

  6        Not Applicable

  7  (a)   Custodian Agreement dated July 27, 1984 (2)
     (b)   Amendment to Custodian Contract dated May 13, 1985 (2)
     (c)   Amendment to Custodian Contract dated May 1, 1986 (2)
     (d)   Amendment to Amendment to Custodian Contract dated May 1, 1986 (2)
     (e)   Amendment to the Custodian Agreement dated November 3, 1988 (2)
     (f)   Letter Agreement dated May 26, 1988 adding International Fund (2)
     (g)   Letter Agreement dated January 3, 1989 adding Growth and
            Tax Strategy Fund (2)

                              EXHIBIT INDEX, CONT.

EXHIBIT                           ITEM                              PAGE NO. *

     (h) Letter Agreement dated January 24,1991 adding GNMA Trust and Treasury Money Market Trust (2)
     (i)   Letter Agreement dated July 21,1992 adding World Growth Fund (2)
     (j)   Letter Agreement dated September 7, 1994 adding Emerging
            Markets Fund (2)
     (k) Letter Agreement dated September 1, 1995 adding Balanced Strategy, Growth Strategy and Income Strategy Funds (2)
     (l)   Subcustodian Agreement dated March 24,1994 (4)
     (m)   Amendment to Custodian Contract dated May 13, 1996 (4)


   8 (a)   Transfer Agency Agreement dated January 23, 1992 (2)
     (b)   Letter Agreement dated July 21, 1992 adding World Growth Fund (2)
     (c)   Letter Agreement dated September 7, 1994 adding Emerging
            Markets Fund (2)
     (d)   Amendments dated January 1, 1999 to the Transfer Agency
            Agreement Fee Schedules for Gold Fund, Cornerstone Strategy
            Fund, International Fund, Growth and Tax Strategy Fund, GNMA Trust, Treasury Money Market Trust, World Growth Fund,
            Emerging Markets Fund, Income Strategy Fund, Balanced
            Strategy Fund, and Growth Strategy Fund (filed herewith)       119
     (e)   Letter Agreement dated September 1, 1995 adding Balanced
            Strategy, Growth Strategy and Income Strategy Funds (2)
     (f)   Amendment No. 1 to Transfer Agency Agreement dated
            November 14, 1995 (3)
     (g) Master Revolving Credit Facility Agreement with USAA Capital Corporation dated January 12, 1999 ($500,000,000)
            (filed herewith)                                               131
     (h)   Master Revolving Credit Facility Agreement with NationsBank
            of Texas dated January 13, 1999 (filed herewith)               154
     (i)   Master Revolving Credit Facility Agreement with USAA
            Capital Corporation dated January 12, 1999 ($250,000,000)
            (filed herewith)                                               179

   9 (a)   Opinion of Counsel with  respect to the Balanced Strategy,
            Growth Strategy and Income Strategy Funds (1)
     (b) Opinion of Counsel with respect to the Growth and Tax Strategy Fund, Cornerstone Strategy Fund, Emerging Markets Fund, Gold
            Fund, International Fund, World Growth Fund, GNMA Trust, and Treasury Money Market Trust (2)
     (c)   Consent of Counsel with respect to the Cornerstone Strategy     202
            Fund and Growth Strategy Fund (filed herewith)



   10      Consent of Independent Accountants with respect to the          204
            Cornerstone Strategy Fund and Growth Strategy
            (filed herewith)

                              EXHIBIT INDEX, CONT.

EXHIBIT                           ITEM                              PAGE NO. *

   11      Omitted financial statements - Not Applicable

   12      SUBSCRIPTIONS AND INVESTMENT  LETTERS
     (a)   GNMA Trust and Treasury Money Market Trust (2)
     (b)   World  Growth Fund (2)
     (c)   Emerging  Markets Fund (2)
     (d) Growth Strategy Fund, Income Strategy Fund, and Balanced Strategy Fund (2)

   13      12b-1 Plans - Not Applicable


   14      Plan Adopting Multiple Classes of Shares - Not Applicable

   15      POWERS OF ATTORNEY
     (a)   Powers of Attorney for Michael J.C. Roth, Sherron A. Kirk, John
            W. Saunders, Jr., George E. Brown, Howard L. Freeman, Jr., and Richard A. Zucker dated January 21, 1994 (2)
     (b)   Power of Attorney for Barbara B. Dreeben (1)
     (c)   Power of Attorney for Robert G. Davis dated July 9, 1997 (5)
     (d)   Power of Attorney for Robert L. Mason dated July 9, 1997 (5)

------------
 (1) Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on June 15, 1995.

 (2) Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on September 26, 1995.

 (3) Previously filed with  Post-Effective  Amendment No. 22 of  the Registrant
     (No. 2-91069) filed with the Securities and Exchange Commission on January 26, 1996.

 (4) Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on August 1, 1996.

 (5) Previously filed with Post-Effective Amendment No. 24 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on July 31, 1997.

------------
   *    Refers to sequentially numbered pages